As Filed with the SEC on September 29, 2022

Securities Act File No. 2-28316

Investment Company Act File No. 811-01612

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-4

REGISTRATION STATEMENT

under

THE SECURITIES ACT OF 1933

POST-EFFECTIVE AMENDMENT NO. 81 ☒

and

REGISTRATION STATEMENT

under

THE INVESTMENT COMPANY ACT OF 1940

AMENDMENT NO. 61 ☒

THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT-2

(Exact Name of Registrant)

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

(Name of Depositor)

655 Broad Street

Newark, New Jersey 07102

(973) 367-7521

(Address and telephone number of Depositor’s principal executive offices)

Andrew R. French

655 Broad Street

Newark, New Jersey 07102

(Name and address of agent for service)

Copy to:

Christopher E. Palmer, Esq.

Goodwin Procter LLP

1900 N Street NW

Washington, DC 20036

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

It is proposed that this filing will become effective:

☐ immediately upon filing pursuant to paragraph (b)

☐ on (date) pursuant to paragraph (b)

☒ 60 days after filing pursuant to paragraph (a)(1)

☐ on (date) pursuant to paragraph (a)(1) of rule 485 under the Securities Act.

If appropriate, check the following box:

☐ this post-effective amendment designates a new effective date for a previously-filed post-effective amendment.

This prospectus describes the VCA 2 group variable annuity contract (the Contract) offered by The Prudential Insurance Company of America (Prudential) and issued through The Prudential Variable Contract Account-2 (VCA 2) for use with retirement arrangements qualified under Section 403(b) of the Internal Revenue Code. Contributions under the Contract are invested in VCA 2. The Fidelity VIP Index 500 Portfolio (Fidelity Fund), a series of Variable Insurance Products Fund II (VIP), is currently available through VCA 2. This prospectus sets forth information about VCA 2 that a prospective investor should consider before investing in the Contract.

Prudential no longer offers the VCA 2 group variable annuity contract for new sales. New participants may be added under an existing group variable annuity contract, and contributions can be made on behalf of existing participants.

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Additional information about certain investment products, including variable annuities, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.

© 2022 Prudential Financial, Inc. and its related entities. Prudential, the Prudential logo and the Rock symbol are service marks of Prudential Financial, Inc., and its related entities, registered in many jurisdictions worldwide.

i

GLOSSARY

We have tried to make this prospectus as readable and understandable for you as possible. By the very nature of the Contract, however, certain technical words or terms are unavoidable. We have identified the following as some of these words or terms. Many terms used within this prospectus are described within the text where they appear. Not all of the descriptions of those terms are repeated in this Glossary.

Accumulation Period: The period that begins with the Contract Date (as defined below) and ends when you start receiving income payments or earlier if the Contract is terminated through a full withdrawal or payment of a death benefit.

Code: The Internal Revenue Code of 1986, as amended from time to time, and the regulations promulgated thereunder.

Contract: The group variable annuity contract described in this prospectus.

Contract Date: The date Prudential receives the initial contribution on behalf of a Participant (as defined below) and all necessary paperwork is in Good Order (as defined below). Contract anniversaries are measured from the Contract Date.

Contractholder: The employer, association or trust to which Prudential has issued a Contract.

Contributions: Payments made under the Contract for the benefit of a Participant.

Good Order: Sufficiently clear instruction received by the Prudential Retirement Service Center or a designated third-party pricing agent (if your plan is not serviced by Prudential), on a business day before the close of business, which utilizes the applicable forms, and reflects the necessary signatures and dates required to ensure there is no need to exercise any discretion to follow such instruction. Good Order requires receipt of confirmation and all necessary information to ensure the instruction is permitted under and in compliance with the applicable retirement plan. Instructions that are not in Good Order will be effective on the business day that Good Order is determined. Instructions received on a day that is not a business day or after the close of a business day will be deemed to have been received on the next business day.

Income Period: The period that begins when you start receiving income payments under the Contract.

Investment Option: The Prudential Variable Contract Account-2 (VCA 2).

Participant or you: The person for whose benefit contributions are made under a Contract.

Prudential, we, us, or our: The Prudential Insurance Company of America.

Prudential Retirement Service Center: Prudential Retirement, 30 Scranton Office Park, Scranton, PA 18507. The phone number is (877) 778-2100. Prudential’s website is www.prudential.com/online/retirement. For items required to be sent to the Prudential Retirement Service Center, your correspondence is not considered received by us until it is received at the Prudential Retirement Service Center. Where this prospectus refers to the day when we receive a transaction request, we mean the day on which the transaction arrives in Good Order at the Prudential Retirement Service Center, or via the appropriate telephone number, fax number or website if the item is a type we accept by those means. There are two main exceptions: if the item is received at the Prudential Retirement Service Center (1) on a day that is not a business day or (2) after the close of a business day. In each such instance, a transaction received in Good Order will be deemed received on the next business day.

Prudential’s Group Tax-Deferred Annuity Program: A Contractholders’ program providing for contributions under the Contract, a companion fixed-dollar annuity contract or a combination of the two.

Separate Account: Contributions allocated to VCA 2 are held by Prudential in a separate account. VCA 2 is a separate account of Prudential and invests the assets in shares of the Fidelity VIP Index 500 Portfolio (Fidelity Fund).

Tax Deferral: A way to increase your assets without being taxed every year. Taxes are not paid on investment gains until you receive a distribution, such as a withdrawal or annuity payment.

Unit and Unit Value: You are credited with Units in VCA 2. Initially, the number of Units credited to you is determined by dividing the amount of the contribution made on your behalf by the applicable Unit Value for that day for VCA 2. After that, the value of the Units is adjusted each day to reflect the investment returns and expenses of VCA 2 plus any Contract charges and fees that may apply to you.

3 The Prudential Variable Contract Account-2

KEY INFORMATION

Important Information You Should Consider About the Contracts

Fees and Expenses

Charges for Early Withdrawals

Prudential does not impose any charges for withdrawals. Your ability to make withdrawals under the Contract is limited by federal tax law and your employer—the Contractholder—may impose additional restrictions. Generally premature distributions or withdrawals may be restricted or subject to a 10% tax (which is in addition to normal ordinary income taxes) for early distribution. Because of these federal tax implications, we urge you to consult with your tax adviser before making any withdrawals under the Contract.

For more information on withdrawals, please refer to the section of this prospectus titled “The Contract-Withdrawal of Contributions.”

Transaction Charges

The Contract does not have any transaction charges. Although Prudential has no present intention to do so, please note that Prudential reserves the right in the future to impose or deduct a maximum sales charge of 2.5% from contributions.

Certain states and other jurisdictions impose premium taxes or similar assessments upon Prudential, either at the time contributions are made or when the Participant’s investment in VCA 2 is surrendered or applied to purchase an annuity. Prudential reserves the right to deduct an amount from contributions or the Participant’s investment in VCA 2 to cover such taxes or assessments, if any, when applicable.

For more information on transaction charges, please refer to the sections of this prospectus titled “Contract Charges” and “The Contract; Deductions for Taxes on Annuity Considerations.”

Ongoing Fees and Expenses (annual charges)	The table below describes the fees and expenses that you may pay each year, depending on the Contract and the options you choose. Please refer to information provided by your Employer for information about the specific fees you will pay each year based on the options you have elected.
	VCA 2
	Annual Fee	Minimum	Maximum
	Base Contract*, **	0.375%	0.375%
	Investment options (Portfolio fees and expenses)***	0.10%	0.10%
	* As a percentage of average account value.

** “Base Contract” consists of the mortality and expense risk fee and the annual account fee of up to $30 (which rounds to less than 0.01%). In certain instances we do not charge the annual account fee or the mortality and expense risk fee.

	*** “Investment options” denotes expenses that are deducted from Fidelity Fund assets, including investment management fees and other expenses.

The Contract is not customizable, and there are no choices you can make that will affect how much you will pay. To help you understand the cost of investing in the Contract, the following table shows the lowest and highest cost you could pay each year. This estimate assumes that you do not take withdrawals from the Contract, which could add charges for early withdrawals that substantially increase costs.

	Lowest Annual Cost	Highest Annual Cost
	$453	$476
	Assumes:	Assumes
	•Investment of $100,000	•Investment of $100,000
	•5% annual appreciation	•5% annual appreciation
	•Least expensive combination of Contract Classes and Fidelity Fund fees and expenses	•Most expensive combination of Contract Classes and Fidelity Fund fees and expenses
	•No sales charges	•No sales charges
	•No additional Contributions, transfers or withdrawals	•No additional Contributions, transfers or withdrawals
For more information on ongoing fees and expenses, please refer to the section of this prospectus titled “Fee Table.”

Risks

Risk of Loss	You can lose money by participating in the Contract. For more information on the risk of loss, please refer to the section of this prospectus titled “Principal Risks of Participating in the Contract.”

Not a Short-Term Investment

The Contract is not a short-term investment vehicle and is not an appropriate investment for an investor who needs ready access to cash. The Contract is designed to provide benefits on a long-term basis. Consequently, you should not use the Contract as a short-term investment or savings vehicle. Because of the long-term nature of the Contract, you should consider whether investing Contributions in the Contract is consistent with the purpose for which the investment is being considered.

For more information on the short-term investment risks, please refer to the section of this prospectus titled “Principal Risks of Participating in the Contract.”

Risks Associated with Investment Options

An investment in the Contract is subject to the risk of poor investment performance and can vary depending on the performance of the investment option available under the Contract (the Fidelity Fund). The Contract has its own unique risks, and you should review the Contract before making an investment decision.

For more information on the risks associated with the Contract, please refer to the section of this prospectus titled “Principal Risks of Participating in the Contract.”

Insurance Company Risks

An investment in the Contract is subject to the risks related to Prudential. No company other than Prudential has any legal responsibility to pay amounts that Prudential owes under the Contract. You should look to the financial strength of Prudential for its claims-paying ability. More information about Prudential is available upon request. Such requests can be made at 1-877-778-2100. Information about Prudential’s financial strength ratings can be found under “Investor Relations” at the bottom of the home page at www.prudential.com.

For more information on insurance company risks, please refer to the section of this prospectus titled “Principal Risks of Participating in the Contract.”

Restrictions

Investments

Unless the Contract specifically provides otherwise, you can transfer all or some of the number of Units credited to you to a fixed dollar annuity contract issued under Prudential’s Group Tax Deferred Annuity Program. Although there is no charge for transfers currently, we may impose one at any time upon notice to you. Different procedures may apply if the Contract has a recordkeeper other than Prudential. Prudential reserves the right to limit how many transfers you may make in any given period of time.

For more information on investment and transfer restrictions, please refer to the section of this prospectus titled “The Contract; Transfer Payments.”

5	The Prudential Variable Contract Account-2

Optional Benefits

The Contract does not offer any optional benefits, but it does provide for a death benefit.

For more information on the death benefit, please refer to the section of this prospectus titled “Death Benefits.”

Taxes

Tax Implications

You should consult with a tax professional to determine the tax implications of an investment in and payments received under the Contract. Withdrawals will be subject to ordinary income tax, and may be subject to tax penalties.

For more information on tax implications, please refer to the section of this prospectus titled “Additional Information.”

Conflicts of Interests

Investment Professional Compensation

Investment professionals may receive compensation for selling the Contracts to investors and may have a financial incentive to offer or recommend the Contracts over another investment. Compensation (commissions, overrides, and any expense reimbursement allowance) is paid to broker-dealers that are registered under the Securities Exchange Act of 1934 and/or entities that are exempt from such registration (firms). The individual representative will receive all or a portion of the compensation, depending on the practice of the firm.

For more information on investment professional compensation, please refer to the Statement of Additional Information (SAI).

Exchanges

Some investment professionals may have a financial incentive to offer you an annuity in place of the one you already own. You should only exchange the Contract if you determine after comparing the features, fees, and risks of both contracts, that it is preferable to purchase the new contract, rather than continue to own your existing Contract.

For more information on exchanges, please refer to the section of this prospectus titled “Additional Information.”

OVERVIEW OF THE CONTRACT

Prudential no longer offers the VCA 2 group variable annuity Contract for new sales. New participants may be added under an existing Contract, and contributions can be made on behalf of existing participants.

The VCA 2 Contract is a group variable annuity contract. A group variable annuity contract is a contract between a Contractholder and Prudential, an insurance company. The Contract is intended for retirement savings or other long-term investment purposes.

The Contract, like all deferred annuity contracts, has two phases—an accumulation period and an annuity phase (which is sometimes referred to as a payout period or an income period). During the accumulation period, since you have purchased the Contract through a qualified retirement plan, any earnings grow on a tax deferred basis and are generally taxed as income only when you make withdrawals. That means you are only taxed on the earnings when you withdraw them. The amount of money earned during the accumulation period determines the amount of payments you will receive during the income period.

The second phase—the income period—occurs when you begin receiving regular payments from the Contract. During this phase (after the Annuity Date), you can elect to have all or a part of your interest in the Participant Account used to purchase a fixed dollar annuity under the Contract. The annuity payments you receive may take the following forms, unless the retirement arrangement covering you provides otherwise: (1) variable life annuity; (2) variable life annuity with payments certain; (3) variable joint and survivor annuity; (4) variable annuity certain; and (5) variable joint and survivor annuity with 120 payments certain. Your ability to make withdrawals under the Contract is limited by federal tax law and your employer—the Contractholder—may impose additional restrictions. Generally premature distributions or withdrawals may be restricted or subject to a 10% tax (which is in addition to normal ordinary income taxes) for early distribution. Because of these federal tax implications, we urge you to consult with your tax adviser before making any withdrawals under the Contract.

VCA 2 is a separate account of Prudential. The value of a Participant’s investment depends upon the value of VCA 2’s assets. We invest the assets of the Separate Account in the Fidelity Fund. For more information on the Fidelity Fund, including its investment objective and policies, please refer to the section of this prospectus titled “Investment Options.”

The Contract generally is issued to employers who make contributions on behalf of their employees under Section 403(b) of the Internal Revenue Code. In this case, the employer is called the “Contractholder” and the person for whom contributions are being made is called a “Participant” or “you.” Once a Participant begins to receive annuity payments, Prudential will provide to the Contractholder—for delivery to the Participant—a certificate which describes the variable annuity benefits which are available to the Participant under the Contract.

In the event a Participant dies before the accumulation period under a Contract is completed, a basic death benefit will be paid to the Participant’s designated beneficiary. The death benefit will equal the value of the Participant’s Units (less the full annual account fee) on the day we receive the claim in Good Order. This could protect your retirement savings if you die during a period of declining markets, depending on when you die.

The annuity payments you receive under the Contract once you reach the income phase will depend on the following factors:

●	the total value of your VCA 2 Units on the date the annuity begins,

●	the taxes on annuity considerations as of the date the annuity begins,

●	the schedule of annuity rates in the Contract, and

●	the investment performance of VCA 2 after the annuity has begun.

7	The Prudential Variable Contract Account-2

FEE TABLE

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering or making withdrawals from the Contract. Please refer to information provided by your Employer for information about the specific fees you will pay each year based on the options you have elected.

The first table describes the fees and expenses that you will pay at the time that you buy the Contract, surrender or make withdrawals from the Contract. State premium taxes may also be deducted. These fees and charges are described in more detail within this prospectus in the section titled “Contract Charges.”

Transaction Expenses*	Current	Maximum
Sales Load Imposed on Purchases (as a percentage of contributions made)	None	2.5%
Deferred Sales Load (as a percentage of contributions withdrawn)	None	None
Exchange Fee	None	None

* Certain states and other jurisdictions impose premium taxes or similar assessments upon Prudential, either at the time contributions are made or when the Participant’s investment in a Contract is surrendered or applied to purchase an annuity. Prudential reserves the right to deduct an amount from contributions or the Participant’s investment under the Contract to cover such taxes or assessments, if any, when applicable. The rates of states that impose the taxes currently range from 0.5% to 3.5%.

The next table describes the fees and expenses that you will pay each year during the time that you participate in the Contract. These fees and expenses do not include the Fidelity Fund’s fees and expenses.

Annual Contract Expenses	Maximum
Administrative Expenses*	$30
Base Contract Expenses (as a percentage of average account value)**	0.375%

* Administrative Expenses may be reduced based on recordkeeping arrangements for the Contract. While a Participant is receiving annuity payments, we do not charge the fee. If you have a fixed-dollar annuity contract, the fee will be divided between VCA 2 and the fixed-dollar contract.

** While a Participant is receiving payments under the variable annuity certain option, we do not charge Base Contract Expenses.

The next table shows the minimum and maximum total operating expenses charged by the Fidelity Fund that you may pay periodically during the time that you participate in the Contract. The annual expenses for the Fidelity Fund may also be found at the back of this document.

Annual Fidelity Fund Expenses	Minimum	Maximum
(expenses that are deducted from Portfolio assets, including management fees, distribution and/or service (12b-1) fees, and other expenses)	0.10%	0.10%

Example

This Example is intended to help you compare the cost of participating in the Contract with the cost of investing in other variable annuity contracts. These costs include transaction expenses, annual Contract expenses, and the annual expenses for the Fidelity Fund. The Example assumes that you invest $100,000 in the Contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the maximum expenses for the Fidelity Fund. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

If you surrender your investment in the Contract at the end of the applicable time period:	1 year	3 years	5 years	10 years
	$516	$1,614	$2,807	$6,268
If you annuitize at the end of the applicable time period:	1 year	3 years	5 years	10 years
	$516	$1,614	$2,807	$6,268
If you do not surrender your investment in the Contract:	1 year	3 years	5 years	10 years
	$516	$1,614	$2,807	$6,268

9	The Prudential Variable Contract Account-2

SUMMARY

ABOUT THE CONTRACT

Prudential’s Group Tax Deferred Annuity Program

Prudential’s Group Tax Deferred Annuity Program consists of the following contracts:

●	the VCA 2 Contract described in this prospectus,

●	certain fixed dollar annuity contracts that are offered as companion to the VCA 2 Contract (but are not described in this prospectus), and

●	contracts combining the VCA 2 Contract and a fixed dollar annuity contract.

Charges

The charges, fees, and expenses that you may pay each year depend on the Contract and the options you choose. For more information on tax implications, please refer to the section of this prospectus titled “Contract Charges.” Please also refer to information provided by your Employer for information about the specific fees you will pay each year based on the options you have elected.

Withdrawals & Transfers

All traditional written requests and notices required or permitted under the Contract—other than withdrawal requests and death benefit claims—should be sent to Prudential at 30 Scranton Office Park, Scranton, PA 18507.

As explained later, notices, forms and requests for transactions related to the Contract may be provided in traditional paper form or by electronic means, including telephone and internet. Prudential reserves the right to vary the means available, including limiting them to electronic means, from Contract to Contract-by-Contract terms, related service agreements with the Contractholder, or notice to the Contractholder and Participants.

All permitted telephone transactions may be initiated by calling Prudential at 1-877-778-2100. All permitted internet transactions may be made through www.prudential.com/online/retirement. Prudential may provide other permitted telephone numbers or internet addresses through the Contractholder or directly to Participants as authorized by the Contractholder.

Your ability to make withdrawals under the Contract is limited by federal tax law. Your employer—the Contractholder—may impose additional restrictions. If you are allowed to make withdrawals, you may submit a permitted, traditional written withdrawal request to us in any of the following ways:

●	by mail to Prudential Retirement, 30 Scranton Office Park, Scranton, Pennsylvania 18507.

●	by fax to PGIM Investments, Attn: Client Services at (866) 439-8602.

Requests for death benefits must also be submitted by one of the means listed above.

To process a withdrawal request or death benefit claim, it must be submitted to Prudential in Good Order.

In some cases, the Contractholder or a third-party may provide recordkeeping services for the Contract instead of Prudential. In that case, withdrawal and transfer procedures may vary.

Transaction requests (including death benefit claims) received directly by Prudential in Good Order on a given business day before the established transaction cutoff time (4 PM Eastern Time, or such earlier time that the New York Stock Exchange may close or such earlier time that the Contractholder and Prudential have agreed to) will be effective for that Business Day.

ABOUT PRUDENTIAL & VCA 2

Prudential

Prudential is a New Jersey stock life insurance company that has been doing business since 1875, and has its principal place of business at 751 Broad Street, Newark, New Jersey 07102. Prudential’s financial statements are included in the SAI.

Prudential Investment Management Services LLC (PIMS), an indirect wholly-owned subsidiary of Prudential Financial, is the principal underwriter of the Contracts. That means it is responsible for certain sales and distribution functions for the Contracts. PIMS is registered as a broker-dealer under the Securities Exchange Act of 1934. Its principal place of business is located at 655 Broad Street, Newark, New Jersey 07102.

VCA 2

VCA 2 is a separate account of Prudential, which means its assets are the property of Prudential but are kept separate from Prudential’s general assets and cannot be used to meet liabilities from Prudential’s other businesses. Prudential is obligated to pay all amounts promised to investors under the Contracts. The income, gains, and losses credited to, or charged against, VCA 2 reflect VCA 2’s own investment experience and not the investment experience of Prudential’s other assets. VCA 2 is registered with the SEC as a unit investment trust, which is a type of investment company.

If VCA 2 is available under your Program, you may invest in the Fidelity Fund. VIP is registered with the SEC as an open-end, diversified management investment company. Shares of VIP are sold at their net asset value to separate accounts (including VCA 2) established by insurers that offer variable life and variable annuity contracts. For more information about the Fidelity Fund and its investment objective, please refer to the section of this prospectus titled “Investment Practices.”

Because shares of the Fidelity Fund are sold to both variable life and variable annuity separate accounts, it is possible that in the future the interest of one type of account may conflict with the other. This could occur, for example, if there are changes in state insurance law or federal income tax law. Although such developments are not currently anticipated, Prudential monitors events in order to identify any material conflicts.

PRINCIPAL RISKS OF PARTICIPATING IN THE CONTRACT

The risks identified below are the principal risks of participating in the Contract. These risks are in addition to the investment risks discussed in the Fidelity Fund’s prospectus. The Contract may be subject to additional risks other than those identified and described in this prospectus or the Fidelity Fund’s prospectus.

Risks Associated with Variable Investment Options

You take all the investment risk for amounts allocated to VCA 2, which invests in the Fidelity Fund. If the assets in VCA 2 increase in value, then your Unit Value goes up; if they decrease in value, your Unit Value goes down. How much your Unit Value goes up or down depends on the performance of the Fidelity Fund. We do not guarantee the investment results of the Fidelity Fund. An investment in the Contract is subject to the risk of poor investment performance, and the value of your investment can vary depending on the performance of the Fidelity Fund.

Insurance Company Risk

11	The Prudential Variable Contract Account-2

No company other than Prudential has any legal responsibility to pay amounts that Prudential owes under the Contract. You should look to the financial strength of Prudential for its claims-paying ability. Prudential is also subject to risks related to disasters and other events, such as storms, earthquakes, fires, outbreaks of infectious diseases (such as COVID-19), utility failures, terrorist acts, including cybersecurity attacks, political and social developments, and military and governmental actions. These risks are often collectively referred to as “business continuity” risks. These events could adversely affect Prudential and our ability to conduct business and process transactions. Although Prudential has business continuity plans, it is possible that the plans may not operate as intended or required and that Prudential may not be able to provide required services, process transactions, deliver documents or calculate values. It is also possible that service levels may decline as a result of such events.

Annuitization

Once you annuitize your interest under the Contract, your decision is irrevocable. The impacts of this decision are:

●

Your Unit Value is no longer available to you to allocate among investment options (to the extent allowed under the Contract) or make further withdrawals. Instead, you will be paid a stream of annuity payments.

●	You generally cannot change the payment stream you chose once it has begun.

●	The Death Benefit terminates upon annuitization.

Possible Adverse Tax Consequences

The tax considerations associated with the Contract vary and can be complicated. The tax considerations discussed in this prospectus are general in nature and describe only federal income tax law. We generally do not describe state, local, foreign or other federal tax laws. The effect of federal taxation depends largely upon the type of retirement plan, so we can provide only a generalized description. Before payments are made under the Contract for your benefit or taking other action related to the Contract, you should consult with a qualified tax adviser for complete information and advice.

Not a Short-Term Investment

The Contract is not a short-term investment vehicle and is not an appropriate investment for an investor who needs ready access to cash. The Contract is designed to provide benefits on a long-term basis. Consequently, you should not use the Contract as a short-term investment or savings vehicle. Because of the long-term nature of the Contract, you should consider whether investing Contributions in the Contract is consistent with the purpose for which the investment is being considered.

Risk of Loss

All investments have risks to some degree and it is possible that you could lose money by investing in the Contract. An investment in the Contract is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

INVESTMENT OPTIONS

The Fidelity Fund

There is only one investment option that is permitted, the Fidelity Fund. The decision to select VCA 2 and the Fidelity Fund is your choice. We do not provide investment advice, nor do we recommend any particular investment option. Please consult with a qualified investment professional if you wish to obtain investment advice. You bear the investment risk for amounts allocated to the investment option.

If you are invested in VCA 2, your Unit Value is allocated to the Fidelity Fund, which is available for investment only through VCA 2. Please refer to Appendix A for certain information regarding the Fidelity Fund, including (i) its name, (ii) its type (e.g., money market fund, bond fund, balanced fund, etc.) or a brief statement concerning its investment objectives, (iii) its investment adviser and any sub-adviser, (iv) current expenses, and (v) performance.

There is no guarantee that the Fidelity Fund or any other investment option will meet its investment objective. The Fidelity Fund has issued a prospectus that contains more detailed information about the portfolio. The prospectus for the Fidelity Fund can be requested at no cost by writing us at Prudential Retirement, 30 Scranton Office Park, Scranton, PA 18507, or by calling (877) 778-2100.

13	The Prudential Variable Contract Account-2

UNIT VALUE

HOW UNIT VALUE IS DETERMINED

To keep track of investment results, each Participant is credited with Units in the investment option(s) selected. Initially, the number of Units credited to a Participant is determined by dividing the amount of the contribution made on his or her behalf by the applicable Unit Value for that day for that Investment Option. After that, the Unit Value is adjusted each day to reflect the investment returns and expenses of the investment option plus any Contract charges that may apply. The procedures for computing the net asset value for shares of the Fidelity Fund are described in the Fidelity Fund prospectus.

CONTRACT CHARGES

CHARGES & FEES

We list below the current charges under the Contract. On 90 days’ notice, we may change the sales charge, annual account fee, and the base contract expenses fee.

Sales Charge

A sales charge is not deducted from contributions, meaning that the entire amount of a contribution is invested in VCA 2. Although Prudential has no present intention to do so, please note that Prudential reserves the right in the future to impose or deduct a maximum sales charge of 2.5% from contributions.

Annual Account Fee

We charge an annual account fee for recordkeeping and other administrative services. This fee is paid to Prudential and will not exceed $30 in any year and will be automatically deducted from your account. (If you also have a fixed-dollar annuity contract under Prudential’s Group Tax Deferred Annuity Program, the fee will be divided between that and your VCA 2 account.) The annual account fee is deducted automatically from your account on the last business day of each calendar year. New Participants will only be charged a portion of the annual account fee, depending on the number of months remaining in the calendar year after the first contribution is made. This annual account fee is referred to in the Fee Table as “Administrative Expenses.”

If you withdraw all of your contributions before the end of a year, we will deduct the fee on the date of the last withdrawal. After that, you may only make contributions as a new Participant, in which case you will be subject to the fee on the same basis as other new Participants. If a new Participant withdraws all of his or her Units during the first year of participation under the Contract, the full fee will be charged.

Prudential may reduce or waive the annual account fee with respect to a particular Contract. We will only do this if we think that our administrative costs with respect to a Contract will be less than for the other Contracts. This might occur, for example, if Prudential is able to save money by using mass enrollment procedures or if recordkeeping or sales efforts are performed by the Contractholder or a third party. You should refer to the Contract documents which set out the exact amount of fees and charges that apply to the Contract.

Base Contract Expenses and Portfolio Investment Management Fees

VCA 2 is also charged a base contract expenses fee of 0.375% of its average daily net assets. This base contract expenses fee is sometimes referred to in this prospectus or other Contract documents as a “mortality and expense risk fee.” It is separate from and in addition to the annual account fee discussed in the preceding section.

The “mortality risk” charge is paid to Prudential for assuming the risk that a Participant will live longer than expected based on our life expectancy tables. When this happens, we pay a greater number of annuity payments. The “expense risk” fee is paid to Prudential for assuming the risk that the current charges will not cover the cost of administering the Contract in the future. We deduct this fee daily. We compute the fee at an effective annual rate of 0.375% of the current value of your account (0.125% is for assuming the mortality risk, and 0.250% is for assuming the expense risk).

Although VCA 2 does not itself pay an investment management fee, the Fidelity Fund does as follows:

15	The Prudential Variable Contract Account-2

Effective Investment Management Fees (paid during 2021)

Portfolio	Investment Management Fee
Fidelity VIP Index 500 Portfolio (Initial Class Shares)	0.10%

Other expenses incurred by the Fidelity Fund include printing costs, legal and accounting expenses, and the fees of each of the Fidelity Fund’s custodian and transfer agent. More information about these expenses is included in the Fidelity Fund prospectus.

THE CONTRACT

INTRODUCTION

The Contract described in this prospectus is generally issued to an employer that makes contributions on behalf of its employees. The Contract can also be issued to associations or trusts that represent employers or represent individuals who themselves become Participants. Once a Participant begins to receive annuity payments, Prudential will provide to the Contractholder—for delivery to the Participant—a certificate which describes the variable annuity benefits which are available to the Participant under the Contract.

ACCUMULATION PERIOD

Contributions

When you first become a Participant under the Contract, you must indicate if you want contributions made on your behalf to be allocated between VCA 2 and a companion fixed dollar annuity contract. You can change this allocation from time to time. The discussion below applies only to contributions to VCA 2.

When a contribution is made, we invest 100% of it in VCA 2. You are credited with a certain number of Units, which are determined by dividing the amount of the contribution by the Unit Value for VCA 2 for that day. Then the value of your Units is adjusted each business day to reflect the performance and expenses of VCA 2. Units will be redeemed as necessary to pay your annual account fee.

Although Prudential has no present intention to do so, please note that Prudential reserves the right in the future to impose or deduct a maximum sales charge of 2.5% from contributions.

The first contribution made on your behalf will be invested within two business days after it has been received by us if we received all the necessary enrollment information in Good Order. If an initial contribution is made on your behalf and the enrollment form is not in Good Order, we will place the contribution into one of two money market options until the paperwork is complete. The two money market options are:

●

If the Contractholder has purchased only a VCA 2 Contract or a VCA 2 Contract together with either a group variable annuity contract issued through Prudential’s MEDLEY Program or unaffiliated mutual funds, then the initial contribution will be invested in The Prudential Variable Contract Account-11 within Prudential’s MEDLEY Program.

●	If the Contractholder has purchased a VCA 2 Contract as well as shares of a money market fund, the initial contribution will be invested in that money market fund.

In this event, the Contractholder will be promptly notified. However, if the enrollment process is not completed within 105 days, we will redeem the investment in the money market option. The redemption proceeds plus any earnings will be paid to the Contractholder. Any proceeds paid to the Contractholder under this procedure may be considered a prohibited transaction and taxable reversion to the Contractholder under current provisions of the Code. Similarly, returning proceeds may cause the Contractholder to violate a requirement under the Employee Retirement Income Security Act of 1974, as amended (ERISA), to hold all plan assets in trust. Both problems may be avoided if the Contractholder arranges to have the proceeds paid into a qualified trust or annuity contract.

Unit Value

Unit Value is determined each business day by multiplying the previous day’s Unit Value by the “gross change factor” for the current business day and reducing this amount by the daily equivalent of the base contract expenses fee. The gross change factor for VCA 2 is determined by dividing the current day’s net

17	The Prudential Variable Contract Account-2

assets, ignoring changes resulting from new purchase payments and withdrawals, by the previous day’s net assets.

Withdrawal of Contributions

Because the Contract is intended as a part of your retirement arrangements there are certain restrictions on when you can withdraw contributions. Under Section 403(b) of the Code, contributions (before taxes) cannot be withdrawn unless the Participant is at least 59 1⁄2 years old, no longer works for his or her employer, becomes disabled or dies.

(Contributions may sometimes be withdrawn in the case of hardship or in the event of qualified birth or adoption, but you need to check your particular retirement arrangements.) Some retirement arrangements will allow you to withdraw contributions made by the employer on your behalf or contributions you have made with after-tax dollars.

If your retirement arrangement permits, you may withdraw at any time the dollar value of all of your VCA 2 Units as of December 31, 1988.

Spousal Consent. Under certain retirement arrangements, federal law requires that married Participants must obtain their spouses’ written consent to make a withdrawal request. The spouse’s consent must be notarized or witnessed by an authorized plan representative.

Because withdrawals will generally have federal tax implications, we urge you to consult with your tax adviser before making any withdrawals under the Contract.

Payment of Redemption Proceeds. In most cases, once we receive a withdrawal request in Good Order, we will pay you the redemption amount within seven days. The SEC permits us to delay payment of redemption amounts beyond seven days under certain circumstances—for example, when the New York Stock Exchange is closed or trading is restricted.

Prudential may also delay payment of redemption proceeds in order to obtain information from your employer that is reasonably necessary to ensure that the payment is in compliance with the restrictions on withdrawals imposed by Section 403(b) of the Code, if applicable. In such an event, a withdrawal request will not be in Good Order and Prudential will not process it until we receive such information from your employer.

Systematic Withdrawal Plan

Generally, amounts you withdraw under the Systematic Withdrawal Plan will be taxable at ordinary income tax rates. In addition, if you have not reached age 59 1⁄2, the withdrawals will generally be subject to a 10% additional tax for early distribution. Withdrawals you make after the later of (i) age 72 or (ii) your retirement, must satisfy certain required minimum distribution rules. Withdrawals by beneficiaries must also meet certain required minimum distribution rules. Qualified withdrawals from a Roth 403(b) account are not subject to income tax.

Receiving payments under the systematic withdrawal plan may have significant tax consequences and Participants should consult with their tax adviser before signing up.

Plan Enrollment. To participate in the Systematic Withdrawal Plan, you must make an election on a form approved by Prudential. (Under some retirement arrangements, if you are married you may also have to obtain your spouse’s written consent in order to participate in the Systematic Withdrawal Plan.) You can choose to have withdrawals made on a monthly, quarterly, semi-annual or annual basis. On the election form or equivalent electronic means, you will also be asked to indicate whether you want payments in equal dollar amounts or made over a specified period of time. If you choose the second option, the amount of the withdrawal payment will be determined by dividing the total value of your Units by the number of withdrawals left to be made during the specified time period. These payments will vary in amount reflecting the investment performance of VCA 2 during the withdrawal period. You may change the frequency of withdrawals, as well as the amount, once during each calendar year on a form (or equivalent electronic means) which we will provide to you on request.

Termination of Systematic Withdrawal Plan Participation. You may terminate your participation in the Systematic Withdrawal Plan at any time upon notice to us. If you do so, you cannot participate in the Systematic Withdrawal Plan again until the next calendar year.

Additional Contributions. If you have elected to participate in the Systematic Withdrawal Plan, contributions may still be made on your behalf.

Non-Prudential Recordkeepers. If the Contractholder or some other organization provides recordkeeping services for the Contract, different procedures under the Systematic Withdrawal Plan may apply.

Texas Optional Retirement Program

Special rules apply with respect to Contracts covering persons participating in the Texas Optional Retirement Program in order to comply with the provisions of Texas law relating to this program. Please refer to the Contract documents if this applies to you.

Under the terms of the Texas Program, Texas will contribute an amount somewhat larger than a Participant’s contribution. Texas’ contributions will be credited to the Participant Account. Until the Participant begins his/her second year of participation in the Texas Program, Prudential will have the right to withdraw the value of the Units purchased for this account with Texas’ contributions. If the Participant does not commence his/her second year of Texas Program participation, the value of those Units representing Texas’ contributions will be withdrawn and returned to the State. A Participant has withdrawal benefits for Contracts issued under the Texas Program only in the event of the Participant’s death, retirement or termination of employment. Participants will not, therefore, be entitled to exercise the right of withdrawal in order to receive in cash the Participant Account Value credited to them under the Contract unless one of the foregoing conditions has been satisfied. A Participant may, however, transfer the value of the Participant’s interest under the Contract to another Prudential contract or contracts of other carriers approved under the Texas Program during the period of the Participant’s Texas Program participation.

Benefits Available Under the Contract

The following table summarizes information about the benefits available under the Contract:

Name of Benefit	Purpose	Standard or Optional	Annual Fees		Restrictions/Limitations
			Current	Maximum
Death Benefit	Provides protection for your beneficiary(ies) by ensuring that they do not receive less than the Contract Value.	Standard	$0	$0	None

Death Benefits

In the event a Participant dies before the accumulation period under a Contract is completed, a death benefit will be paid to the Participant’s designated beneficiary. The death benefit will equal the value of the Participant’s Units on the day we receive the claim in Good Order, less the full annual account fee.

Payment Methods. You can elect to have the death benefit paid to your beneficiary: (1) in one lump sum by December 31st of the calendar year that contains the 10th anniversary of the date of death of the Owner, (2) as systematic withdrawals to completely distribute the death benefit amount by December 31st of the 10th anniversary of the participant’s death, (3) as a variable annuity (This payout option is available if you have named a designated beneficiary who meets the requirements for an “eligible designated beneficiary” (EDB)), or (4) a combination of the preceding three options, subject to the required minimum distribution rules of Section 401(a)(9) of the Code described below. A designated beneficiary is any individual designated as a beneficiary by the employee or IRA owner. An EDB is any designated beneficiary who is (1) your surviving spouse, (2) your minor child, (3) disabled, (4) chronically ill, or (5) an

19	The Prudential Variable Contract Account-2

individual not more than 10 years younger than you. An individual’s status as an EDB is determined on the date of your death. Additional special rules apply to surviving spouses, see “Spousal Continuation” below. A minor child will cease to be an EDB on the date the child reaches the age of majority, and any remaining interest must be distributed with 10 years after that date. If a Participant does not make an election, his or her beneficiary must choose from these same three options (or a combination) before the later to occur of: the first anniversary of the Participant’s death or two months after Prudential receives due proof of the Participant’s death. For benefits accruing before December 31, 1986, Internal Revenue regulations require that a designated beneficiary must begin to receive payments no later than the earlier of (1) December 31 of the calendar year during which the tenth anniversary of the Participant’s death occurs or (2) December 31 of the calendar year in which annuity payments would be required to begin to satisfy the minimum distribution requirements described below. As of such date the election must be irrevocable and must apply to all subsequent years. However, if the election includes systematic withdrawals, the beneficiary may terminate them and receive the remaining balance in cash (or effect an annuity with it) or change the frequency, size or duration of the systematic payments.

If your spouse is the sole designated beneficiary, they have an option to roll death benefits into an IRA in their own name.

Non-spouse beneficiaries are permitted to roll death benefits to an IRA from a qualified retirement plan, a governmental §457 plan, a §403(b) TDA or an IRA. The IRA receiving the death benefit must be titled and treated as an “inherited IRA”. A non-spouse beneficiary may also roll death benefits to an “inherited Roth IRA”, subject to the income limits for Roth conversions. The required minimum distribution rules regarding non-spouse beneficiaries apply.

Please note that if you elected to receive required minimum distributions under a systematic minimum distribution option, this program is discontinued upon receipt of notification of death. The final required minimum distribution must be distributed prior to establishing a beneficiary payment option for the balance of the contract.

Required Minimum Distribution Rules. Benefits accruing after December 31, 1986 under a Section 403(b) annuity contract are subject to required minimum distribution rules. These specify the time when payments must begin and the minimum amount that must be paid annually. For Owner deaths prior to 2020, please consult your tax advisor regarding the applicable post-death distribution requirements. The information provided below applies to Owners who die after 2019. If a Participant dies and has a designated beneficiary, any remaining interest must be distributed by December 31st of the year that includes the 10 year anniversary of your death, unless the designated beneficiary is an EDB or some other exception applies. An EDB may select an annuity under option 1, 2 or 4 described in the Available Forms of Annuity Sections below, with the payments to begin as of December 31 of the calendar year immediately following the calendar year in which the Participant died (or, if the Participant’s spouse is the designated beneficiary, December 31 of the calendar year in which the Participant would have become 72 years old, if that year is later). Options 3 and 5 described in the Available Forms of Annuity Section below may not be selected under these rules. In addition, the duration of any period certain annuity may not exceed the beneficiary’s life expectancy as determined under IRS tables. If the amount distributed to a beneficiary for a calendar year is less than the required minimum amount, a federal excise tax is imposed equal to 50% of the amount of the underpayment.

Please note that if you elected to receive required minimum distributions under a systematic minimum distribution option, this program is discontinued upon receipt of notification of death. The final required minimum distribution must be distributed prior to establishing a beneficiary payment option for the balance of the contract.

ERISA. Under certain types of retirement plans, ERISA requires that in the case of a married Participant who dies prior to the date payments could have begun, a death benefit be paid to the Participant’s spouse in the form of a “qualified pre-retirement survivor annuity.” This is an annuity for the lifetime of the Participant’s spouse in an amount which can be purchased with no less than 50% of the value of the Participant’s Units as of the date of the Participant’s death. In these cases, the spouse may waive the benefit in a form allowed by ERISA and relevant federal regulations. Generally, it must be in a writing which is notarized or witnessed by an authorized plan representative. If the spouse does not consent, or the consent is not in Good Order, 50% of the value of the Participant’s Units will be paid to the spouse, even if the Participant named someone else as the beneficiary. The remaining 50% will be paid to the designated beneficiary.

Annuity Option. Under many retirement arrangements, a beneficiary who elects a fixed-dollar annuity death benefit may choose from among the forms of annuity available. (See “The Annuity Period—Available Forms of Annuity,” below.) He or she will be entitled to the same annuity purchase rate basis that would have applied if you were purchasing the annuity for yourself. The beneficiary may make this election immediately or at some time in the future.

Systematic Withdrawal Option. If a beneficiary has chosen to receive the death benefit in the form of systematic withdrawals, he or she may terminate the withdrawals and receive the remaining value of the Participant’s Units in cash or to purchase an annuity. The beneficiary may also change the frequency or amount of withdrawals, subject to the required minimum distribution rules described below.

Until Pay-Out. Until all of your Units are redeemed and paid out in the form of a death benefit, they will be maintained for the benefit of your beneficiary. However, a beneficiary will not be allowed to make contributions or take a loan against the Units. No deferred sales charges will apply on withdrawals by a beneficiary.

Discontinuance of Contributions

A Contractholder can stop contributions on behalf of all Participants under a Contract by giving notice to Prudential. In addition, any Participant may stop contributions made on his or her behalf.

We also have the right to refuse new Participants or new contributions on behalf of existing Participants upon 90 days’ notice to the Contractholder.

If contributions on your behalf have been stopped, you may either keep your Units in VCA 2 or elect any of the options described under “Transfer Payments,” below.

Continuing Contributions Under New Employer

If you become employed by a new employer, and that employer is eligible to provide tax deferred annuities, you may be able to enter into a new agreement with your new employer which would allow you to continue to participate under the Contract. Under that agreement, the new employer would continue to make contributions under the Contract on your behalf. We can only accept contributions if we have entered into an information-sharing agreement or its functional equivalent, with your new employer or its agent.

Transfer Payments

Unless the Contract specifically provides otherwise, you can transfer all or some of your VCA 2 Units to a fixed dollar annuity contract issued under Prudential’s Group Tax Deferred Annuity Program. To make a transfer, you need to provide us with a completed transfer request in a permitted form, including a properly authorized telephone or Internet transfer request (see below). There is no minimum transfer amount but we have the right to limit the number of transfers you make in any given period of time. Although there is no charge for transfers currently, we may impose one at any time upon notice to you. Different procedures may apply if the Contract has a recordkeeper other than Prudential.

You may also make transfers into your VCA 2 account from a fixed dollar annuity contract issued under Prudential’s Group Tax Deferred Annuity Program or from a similar group annuity contract issued by Prudential to another employer. Because your retirement arrangements or the contracts available under your arrangements may contain restrictions on transfers, you should consult those documents. For example, some contracts and retirement plans provide that amounts transferred to VCA 2 from the fixed dollar annuity may not be transferred within the following 90 days to an investment option deemed to be

21	The Prudential Variable Contract Account-2

“competing” with the fixed dollar annuity contract. Prudential reserves the right to limit how many transfers you may make in any given period of time.

Processing Transfer Requests. On the day we receive your transfer request in Good Order, we will redeem the number of Units you have indicated (or the number of Units necessary to make up the dollar amount you have indicated) and invest in the fixed-dollar annuity contract. The value of the Units redeemed will be determined by dividing the amount transferred by the Unit Value for that day for VCA 2.

Alternate Funding Agency. Some Contracts provide that if a Contractholder stops making contributions, it can request Prudential to transfer a Participant’s Units in VCA 2 to a designated alternate funding agency. We will notify each Participant with Units of the Contractholder’s request. A Participant may then choose to keep his or her Units in VCA 2 or have them transferred to the alternate funding agency. If we do not hear from a Participant within 30 days, his or her Units will remain in VCA 2. If you choose to transfer your VCA 2 Units to the alternate funding agency, your VCA 2 account will be closed on the “transfer date” which will be the later to occur of:

●	a date specified by the Contractholder, or

●	90 days after Prudential receives the Contractholder’s request.

At the same time, all of the VCA 2 Units of Participants who have elected to go into the alternate funding agency will be transferred to a liquidation account (after deducting the less the full annual account fee for each Participant). Each month, beginning on the transfer date, a transfer will be made from the liquidation account to the alternate funding agency equal to the greater of:

●	$2 million, or

●	3% of the value of the liquidation account as of the transfer date.

When this happens, Units in the liquidation account will be canceled until there are no more Units.

Requests, Consents and Notices

The way you provide all or some requests, consents, or notices under a Contract (or related agreement or procedure) may include telephone access to an automated system, telephone access to a staffed call center, or internet access through www.prudential.com/online/retirement, as well as traditional paper. Prudential reserves the right to vary the means available from Contract to Contract, including limiting them to electronic means, by Contract terms, related service agreements with the Contractholder, or notice to the Contractholder and Participants. If electronic means are authorized, you will automatically be able to use them.

Prudential also will be able to use electronic means to provide notices to you, provided the Contract or other agreement with the Contractholder does not specifically limit these means. Electronic means will only be used, however, when Prudential reasonably believes that you have effective access to the electronic means and that they are allowed by applicable law. Also, you will be able to receive a paper copy of any notice upon request.

For your protection and to prevent unauthorized exchanges, telephone calls and other communications will be recorded and stored, and you will be asked to provide your personal identification number or other identifying information before any request will be processed. Neither Prudential nor our agents will be liable for any loss, liability or cost which results from acting upon instructions reasonably believed to be genuine.

During times of extraordinary economic or market changes, telephone or other electronic and other instructions may be difficult to implement.

Some state retirement programs, or Contractholders, may not allow these privileges or allow them only in modified form.

Prudential Mutual Funds

We may offer certain Prudential mutual funds as an alternative investment vehicle for existing VCA 2 Contractholders. These funds, like VCA 2, are managed by PGIM Investments. If the Contractholder elects to make one or more of these funds available, Participants may direct new contributions to the funds.

Exchanges. Prudential may also permit Participants to exchange some or all of their VCA 2 Units for shares of certain mutual funds managed by PGIM Investments. In addition, Prudential may allow Participants to exchange some or all of their shares in Prudential mutual funds for VCA 2 Units. Before deciding to make any exchanges, you should carefully read the prospectus for the Prudential mutual fund you are considering. The Prudential mutual funds are not funding vehicles for variable annuity contracts and therefore do not have the same features as the VCA 2 Contract.

Offer Period. Prudential will determine the time periods during which these exchange rights will be offered. In no event will these exchange rights be offered for a period of less than 60 days. Any exchange offer may be terminated, and the terms of any offer may change.

Annual Account Fee. If a Participant exchanges all of his or her VCA 2 Units for shares in the Prudential mutual funds, the annual account fee under the Contract may be deducted from the Participant’s mutual fund account.

Taxes. Generally, there should be no adverse tax consequences if a Participant elects to exchange amounts in the Participant’s current VCA 2 account(s) for shares of Prudential mutual funds or vice versa. Exchanges from a VCA 2 account to a Prudential mutual fund will be effected from a 403(b) annuity contract to a 403(b)(7) custodial account so that such transactions will not constitute taxable distributions. Conversely, exchanges from a Prudential mutual fund to a VCA 2 account will be effected from a 403(b)(7) custodial account to a 403(b) annuity contract so that such transactions will not constitute taxable distributions. However, Participants should be aware that the Internal Revenue Code may impose more restrictive rules on early withdrawals from Section 403(b)(7) custodial accounts under the Prudential mutual funds than under VCA 2.

Discovery Select™ Group Retirement Annuity

Certain Participants may be offered an opportunity to exchange their VCA 2 Units for interests in Discovery Select Group Retirement Annuity (Discovery Select), which offers 21 different investment options. The investment options available through Discovery Select are described in the Discovery Select prospectus and include both Prudential and non-Prudential funds.

For those who are eligible, no charge will be imposed upon transfer into Discovery Select, however, Participants will become subject to the charges applicable under that annuity. Generally, there should be no adverse tax consequences if a Participant elects to exchange VCA 2 Units for interests in Discovery Select.

A copy of the Discovery Select prospectus can be obtained at no cost by calling 1-877-778-2100.

Modified Procedures

Under some Contracts, the Contractholder or a third party provides the recordkeeping services that would otherwise be provided by Prudential. These Contracts may have different procedures than those described in this prospectus. For example, they may require that transfer and withdrawal requests be sent to the recordkeeper rather than Prudential. For more information, please refer to the Contract documents.

23	The Prudential Variable Contract Account-2

ANNUITY PERIOD

Variable Annuity Payments

The annuity payments you receive under the Contract once you reach the income phase will depend on the following factors:

●	the total value of your VCA 2 Units on the date the annuity begins,

●	the taxes on annuity considerations as of the date the annuity begins,

●	the schedule of annuity rates in the Contract, and

●	the investment performance of VCA 2 after the annuity has begun.

The annuitant will receive the value of a fixed number of Annuity Units each month. Changes in the value of the Units, and thus the amount of the monthly payment, will reflect investment performance after the date on which the income phase begins. Once you annuitize your interest under the Contract, your decision is irreversible.

Electing the Annuity Date and the Form of Annuity

If permitted under federal tax law and the Contract, you may use all or any part of your VCA 2 Units to purchase a variable annuity under the Contract. If you decide to purchase an annuity, you can choose from any of the options described below unless your retirement arrangement otherwise restricts you. You may also be able to purchase a fixed dollar annuity if you have a companion fixed dollar contract.

The Retirement Equity Act of 1984 requires that a married Participant under certain types of retirement arrangements must obtain the consent of his or her spouse if the Participant wishes to select a payout that is not a qualified joint and survivor annuity. The spouse’s consent must be signed, and notarized or witnessed by an authorized plan representative.

If the dollar amount of your first monthly annuity payment is less than the minimum specified in the Contract, we may decide to make a withdrawal payment to you instead of an annuity payment. If we do so, all of the Units in your VCA 2 account will be withdrawn as of the date the annuity was to begin.

Available Forms of Annuity

Option 1—Variable life annuity. If you purchase this type of an annuity, you will begin receiving monthly annuity payments immediately. These payments will continue throughout your lifetime no matter how long you live. However, no payments will be made after you pass away. It is possible under this type of annuity to receive only one annuity payment. For this reason, this option is generally best for someone without dependents who wants higher income during his or her lifetime.

Option 2—Variable life annuity with payments certain. If you purchase this type of an annuity, you will begin receiving monthly annuity payments immediately. These payments will continue throughout your lifetime no matter how long you live. You also get to specify a minimum number of monthly payments that will be made—120 or 180—so that if you pass away before the last payment is received, your beneficiary will continue to receive payments for the rest of that period.

Option 3—Variable joint and survivor annuity. If you purchase this type of annuity, you will begin receiving monthly annuity payments immediately. These payments will be continued throughout your lifetime and afterwards, to the person you name as the “contingent annuitant,” if living, for the remainder of her or his lifetime. When you purchase this type of annuity you will be asked to set the percentage of the monthly payment—for example, 33%, 66% or 100%—you want paid to the contingent annuitant for the remainder of his or her lifetime.

Option 4—Variable annuity certain. If you purchase this type of annuity, you will begin receiving monthly annuity payments immediately. However, unlike Options 1, 2 and 3, these payments will only be paid for 120 months. If you pass away before the last payment is received, your beneficiary will continue to receive payments for the rest of that period. If you outlive the specified time period, you will no longer receive any annuity payments. Because Prudential does not assume any mortality risk, no mortality risk charges are made in determining the annuity purchase rates for this option.

Option 5—Variable joint and survivor annuity with 120 payments certain. If you purchase this type of annuity, you will begin receiving monthly annuity payments immediately. These payments will be continued throughout your lifetime and afterwards, to the person you name as the “contingent annuitant,” if living, for the remainder of her or his lifetime. Your contingent annuitant will receive monthly payments in the same amount as the monthly payments you have received for a period of 120 months. You also set the percentage of the monthly payment—for example, 33%, 66% or even 100%—you want paid to the contingent annuitant for the remainder of his or her lifetime the 120-month period.

If both you and the contingent annuitant pass away during the 120-month period, payments will be made to the properly designated beneficiary for the rest of that period.

If the dollar amount of the first monthly payment to a beneficiary is less than the minimum set in the Contract, or the beneficiary named under Options 2, 4, and 5 is not a natural person receiving payments in his or her own right, Prudential may elect to pay the commuted values of the unpaid payments certain in one sum.

With respect to benefits accruing after December 31, 1986, the duration of any period certain payments may not exceed the life expectancy of the Participant (or if there is a designated beneficiary, the joint life and last survivor expectancy of the Participant and the designated beneficiary as determined under Internal Revenue Service life expectancy tables). In addition, proposed Internal Revenue Service regulations limit the duration of any period certain payment and the maximum survivor benefit payable under a joint and survivor annuity.

Purchasing the Annuity

Once you have selected a type of annuity, you must submit to Prudential an election in a permitted written (or electronic) form that we will provide or give you access to on request. Unless you pick a later date, the annuity will begin on the first day of the second month after we have received your election in Good Order and you will receive your first annuity payment within one month after that.

If it is necessary to withdraw all of your contributions in VCA 2 to purchase the annuity, the full annual account fee will be charged. The remainder—less any applicable taxes on annuity considerations—will be applied to provide an annuity under which each monthly payment will be the value of a specified number of “Annuity Units.” The Annuity Unit Value is calculated as of the end of each month. The value is determined by multiplying the “annuity unit change factor” for the month by the Annuity Unit Value for the preceding month. The annuity unit change factor is calculated by:

●

adding to 1.00 the rate of investment income earned, if any, after applicable taxes and the rate of asset value changes in VCA 2 during the period from the end of the preceding month to the end of the current month,

●	Dividing by the sum of 1.00 and the rate of interest for 1 1⁄2 of a year, computed at the effective annual rate specified in the Contract as the “Assumed Investment Result” (see below).

Assumed Investment Result

To calculate your initial payment, we use an “annuity purchase rate.” This rate is based on several factors, including an assumed return on your investment in VCA 2. If VCA 2’s actual investment performance is better than the assumed return, your monthly payment will be higher. On the other hand, if VCA 2’s actual performance is not as good as the assumed return, your monthly payment will be lower.

25	The Prudential Variable Contract Account-2

Under each Contract, the Contractholder chooses the assumed return rate. This rate may be 3 1⁄2%, 4%, 4 1⁄2%, 5% or 5 1⁄2%. The return rate selected by the Contractholder will apply to all Participants receiving annuities under the Contract.

The higher the assumed return rate, the greater the initial annuity payment will be. However, in reflecting the actual investment results of VCA 2, annuity payments with a lower assumed return rate will increase faster—or decrease slower—than annuity payments with a higher assumed return rate.

Schedule of Variable Annuity Purchase Rates

The annuity rate tables contained in the Contract show how much a monthly payment will be, based on a given amount. Prudential may change annuity purchase rates. However, no change will be made that would adversely affect the rights of anyone who purchased an annuity prior to the change unless we first receive their approval or we are required by law to make the change.

Deductions for Taxes on Annuity Considerations

Certain states and other jurisdictions impose premium taxes or similar assessments upon Prudential, either at the time contributions are made or when the Participant’s investment in the Contract is surrendered or applied to purchase an annuity. Prudential reserves the right to deduct an amount from contributions or the Participant’s investment in the Contract to cover such taxes or assessments, if any, when applicable. Not all states impose premium taxes on annuities; however, the rates of those that do currently range from 0.5% to 3.5%.

OTHER INFORMATION

Assignment

The right to any payment under a Contract is neither assignable nor subject to the claim of a creditor unless state or federal law provides otherwise.

Changes in the Contract

We have the right under the Contract to change annual account fee.

The Contract allows us to revise the annuity purchase rates from time to time as well as the base contract expenses fees. A Contract may also be changed at any time by agreement of the Contractholder and Prudential—however, no change will be made in this way that would adversely affect the rights of anyone who purchased an annuity prior to that time unless we first receive their approval.

If Prudential does modify any of the Contracts as discussed above, it will give the Contractholder at least 90 days’ prior notice.

We reserve the right to operate VCA 2 as a different form of registered investment company or as an unregistered entity, to transfer the Contracts to a different separate account, or to no longer offer the Fidelity Fund, to the extent permitted by law. We also reserve the right to substitute the shares of any other registered investment company for shares in the Fidelity Fund that you hold under a Contract. For any substitution, we would follow applicable law and notify the Contractholders. For Contracts funding plans subject to the fiduciary responsibility provisions of the Employee Retirement Income Security Act of 1974, as amended, no substitution will be made without the consent of the plan fiduciary.

Reports

At least once a year, you will receive a report from us showing the number of your Units in VCA 2. You will also receive annual and semi-annual reports showing the financial condition of the Fidelity Fund.

ADDITIONAL INFORMATION

SALE & DISTRIBUTION

PIMS, 655 Broad Street, Newark, New Jersey 07102, acts as the distributor and principal underwriter of the contracts. PIMS acts in this same capacity for a number of annuity and life insurance products we and our affiliates offer. PIMS is a wholly owned subsidiary of Prudential Financial and is a limited liability corporation organized under Delaware law in 1996. It is a registered broker-dealer under the Securities Exchange Act of 1934 and a member of the Financial Industry Regulatory Authority, Inc. (FINRA).

We pay the broker-dealer whose registered representatives sell the contract a commission based on a percentage of your Contributions. From time to time, Prudential Financial or its affiliates may offer and pay non-cash compensation to registered representatives who sell the Contract. For example, Prudential Financial or an affiliate may pay for a training and education meeting that is attended by registered representatives of both Prudential Financial-affiliated broker-dealers and independent broker-dealers. Prudential Financial and its affiliates retain discretion as to which broker-dealers to offer non-cash (and cash) compensation arrangements, and will comply with FINRA rules and other pertinent laws in making such offers and payments. Our payment of cash or non-cash compensation in connection with sales of the Contract does not result directly in any additional charge to you.

During 2021, 2020, and 2019, $13,399, $10,733, and $10,488, respectively, was paid to PIMS for its services as principal underwriter. PIMS retained none of the commissions.

FEDERAL TAXATION

The following discussion is general in nature and describes only federal income tax law. We generally do not describe state or other tax laws. It is based on current law and interpretations, which may change.

Tax-qualified Retirement Arrangements Using the Contracts

The Contract may be used with retirement programs governed by Code Section 403(b) (Section 403(b) plans). The provisions of the tax law that apply to these retirement arrangements that may be funded by the Contract are complex and you are advised to consult a qualified tax adviser.

●

Contributions. In general, assuming that you and your Contractholder follow the requirements and limitations of tax law applicable to the particular type of plan, contributions made under a retirement arrangement funded by a Contract are deductible (or not includible in income) up to certain amounts each year. Visit www.irs.gov for the current year contribution limits. Contributions to a Roth 403(b), if offered by your employer, are not deductible.

●	Earnings. Federal income tax is not imposed upon the investment income and realized gains earned by the investment option until you receive a distribution or withdrawal of such earnings.

●

Distribution or Withdrawal. When you receive a distribution or withdrawal (either as a lump sum, an annuity, or as regular payments under a systematic withdrawal arrangement) all or a portion of the distribution or withdrawal is normally taxable as ordinary income. Furthermore, premature distributions or withdrawals may be restricted or subject to a 10% additional tax for early distribution. Participants contemplating a withdrawal should consult a qualified tax adviser. In addition, federal tax laws impose restrictions on withdrawals from Section 403(b) annuities. This limitation is discussed in the “Withdrawal of Contributions,” above. Qualified distributions from a Roth 403(b) account are federal income tax free. Withdrawals of contributions made to a Roth 403(b) account are never subject to income tax.

●

Minimum Distribution Rules. In general, distributions from a Section 403(b) plan that are attributable to benefits accruing after December 31, 1986 must begin by the “Required Beginning Date” which is April 1 of the calendar year following the later of (1) the year in which you attain

27	The Prudential Variable Contract Account-2

age 72 or (2) you retire. Amounts accruing on or before December 31, 1986, while not generally subject to this minimum distribution requirement, may be required to be distributed by a certain age under other federal tax rules.

Distributions that are made after the Required Beginning Date must generally be made in the form of an annuity for your life or the lives of you and your designated beneficiary, or over a period that is not longer than your life expectancy or the life expectancies of you and your designated beneficiary. To the extent you elect to receive distributions as systematic withdrawals rather than under an annuity option, required minimum distributions during your lifetime must be made in accordance with a uniform distribution table set out in IRS regulations. Distributions to beneficiaries are also subject to minimum distribution rules.

If you or your beneficiary does not meet the minimum distribution requirements, an excise tax applies.

Upon your death under an IRA, Roth IRA, 403(b) or other employer sponsored plan, any remaining interest must be distributed in accordance with federal income tax requirements. For Owner or beneficiary deaths prior to 2020, please consult your tax advisor regarding the applicable post-death distribution requirements.

The information provided below applies to Owners or beneficiaries who die after 2019. If you are an employee under a governmental plan, such as a section 403(b) plan of a public school, this law applies if you die after 2021.

Deaths before your required beginning date. If you die before your required beginning date, and you have a designated beneficiary, any remaining interest must be distributed within 10 years after your death, unless the designated beneficiary is an EDB or some other exception applies. A designated beneficiary is any individual designated as a beneficiary by the employee or IRA owner. An EDB is any designated beneficiary who is (1) your surviving spouse, (2) your minor child, (3) disabled, (4) chronically ill, or (5) an individual not more than 10 years younger than you. An individual’s status as an EDB is determined on the date of your death. An EDB (other than a minor child) can generally stretch distributions over their life or life expectancy if payments begin with g over the EDB’s remaining life expectancy after the EDB’s death. However, all amounts must be fully distributed by the end of the year containing the 10th anniversary of the EDB’s death. Special rules apply to minors and Beneficiaries that are not individuals. Additional special rules apply to surviving spouses, see “Spousal Continuation” below.

Annuity payments. If you commence taking distributions in the form of an annuity that can continue after your death, such as in the form of a joint and survivor annuity or an annuity with a guaranteed period of more than 10 years, any distributions after your death that are scheduled to be made beyond the applicable distribution period imposed under the new law might need to be commuted at the end of that period (or otherwise modified after your death if permitted under federal tax law and by Prudential) in order to comply with the post-death distribution requirements.

Other rules. The post-death distribution requirements do not apply if the employee or IRA owner elected annuity payments that comply with prior law commenced prior to December 20, 2019. Also, even if annuity payments have not commenced prior to December 20, 2019, the new requirements generally do not apply to an immediate annuity contract or a deferred income annuity contract (including a qualifying lifetime annuity contract (QLAC)) purchased prior to that date, if you have made an irrevocable election before that date as to the method and amount of the annuity.

If your beneficiary is not an individual, such as a charity, your estate, or a trust, any remaining interest after your death generally must be distributed under prior law in accordance with the five-year rule or the at-least-as-rapidly rule, as applicable (but not the lifetime payout rule). You may wish to consult a professional tax advisor about the federal income tax consequences of your beneficiary designations.

In addition, these post-death distribution requirements generally do not apply if the employee died prior to January 1, 2020. However, if the designated beneficiary of the deceased employee dies after January 1, 2020, and the designated beneficiary had elected the lifetime payout rule or was under the at-least-as rapidly rule, any remaining interest must be distributed within 10 years of the designated beneficiary’s death. Hence, this 10-year rule will apply to (1) a contract issued prior to 2020 which continues to be held by a designated beneficiary of an employee owner who died prior to 2020, and (2) an inherited IRA issued after 2019 to the designated beneficiary of an employee who died prior to 2020.

Spousal continuation. If your beneficiary is your spouse, your surviving spouse can delay the application of the post-death distribution requirements until after your surviving spouse reaches age 72 by transferring the remaining interest tax-free to your surviving spouse’s own IRA, subject to the new rules under the regulations.

The post-death distribution requirements are complex and unclear in numerous respects. Treasury has issued proposed regulations that may impact these required minimum distribution requirements for calendar years on or after January 1, 2022. We reserve the right to make changes in order to comply with the proposed regulations, or any final regulations published in the future. Any such changes will apply uniformly to affected Owners or Beneficiaries and will be made with such notice to affected Owners or Beneficiaries as is feasible under the circumstances. In addition, the manner in which these requirements will apply will depend on your particular facts and circumstances. You may wish to consult a professional tax adviser for tax advice as to your particular situation.

Until withdrawn, amounts in a qualified annuity continue to be tax deferred. Amounts withdrawn each year, including amounts that are required to be withdrawn under the required minimum distribution rules, are subject to tax. You may wish to consult a professional tax adviser for tax advice as to your particular situation.

Special Considerations Regarding Exchanges or Other Transactions Involving 403(b) Arrangements

IRS regulations may affect the taxation of 403(b) tax deferred annuity contract exchanges. Annuity contract exchanges are a common non-taxable method to exchange one tax deferred annuity contract for another. The IRS has issued regulations that may impose restrictions on your ability to make such an exchange. We accept exchanges only if we have entered into an information-sharing agreement or its functional equivalent, with the applicable employer or its agent. We make such exchanges only if your employer confirms that it has entered into an information-sharing agreement or its functional equivalent with the issuer of the other annuity contract. This means that if you request an exchange we will not consider your request to be in Good Order, and will not therefore process the transaction, until we receive confirmation from your employer.

In addition, in order to comply with the regulations, we will only process certain transactions (e.g., withdrawals, hardship distributions and, if applicable, loans) with employer approval. This means that if the Participant requests one of these transactions we will not consider this request to be in Good Order, and will not therefore process the transaction, until we receive the employer’s approval in written or electronic form.

Late Rollover Self-Certification. You may be able to apply a rollover contribution to your IRA or qualified retirement plan after the 60-day deadline through a new self-certification procedure established by the IRS. Please consult your tax or legal adviser regarding your eligibility to use this self-certification procedure. As indicated in this IRS guidance, we, as a financial institution, are not required to accept your self-certification for waiver of the 60-day deadline.

WITHHOLDING

Certain distributions from Section 403(b) plans, which are not directly rolled over or transferred to another eligible retirement plan, are subject to a mandatory 20% withholding for federal income tax. The 20% withholding requirement does not apply to: (a) distributions for the life or life expectancy of the Participant, or joint and last survivor expectancy of the Participant and a designated beneficiary; (b) distributions for a specified period of 10 years or more; (c) distributions required as minimum distributions; (d) hardship distributions; or (e) qualified birth or adoption distributions.

29	The Prudential Variable Contract Account-2

CARES ACT IMPACTS

In 2020, Congress passed the Coronavirus Aid, Relief and Economic Security (CARES) Act. This law includes provisions that impact Individual Retirement Annuities (IRAs), Roth IRAs and employer sponsored qualified retirement plans including a 2020 Required Minimum Distribution waiver, plan loan relief and special rules that applied to coronavirus related distributions. While most provisions applied only to 2020, certain items impact future years as well.

Repayments of Coronavirus Related Distributions: Relief was provided for “coronavirus-related distributions” (as defined by federal tax law) from qualified plans and IRAs made at any time on or after January 1, 2020 and before December 31, 2020. Coronavirus related distributions are permitted to be recontributed to a plan or IRA within three years. The recontribution is generally treated as a direct trustee-to-trustee transfer within 60 days of the distribution. Please note that recontributions to certain plans or IRAs may not be allowed based on plan or contract restrictions.

The distribution must have come from an “eligible retirement plan” within the meaning of Code section 402(c)(8)(B), i.e., an IRA, 401(a) plan, 403(a) plan, 403(b) plan, or governmental 457(b) plan. The relief was limited to aggregate distributions of $100,000.

DEATH BENEFITS

In general, a death benefit consisting of amounts paid to your beneficiary is includable in your estate for federal estate tax purposes.

ADDITIONAL CONSIDERATIONS

Reporting and Withholding for Escheated Amounts

Revenue Rulings 2018-17 and 2020-24 provide that an amount transferred from an IRA or 401(a) qualified retirement plan to a state’s unclaimed property fund is subject to federal income tax withholding at the time of transfer. The amount transferred is also subject to federal tax reporting. Consistent with these Rulings, we will withhold federal and state income taxes and report for the applicable owner or beneficiary as required by law when amounts are transferred to a state’s unclaimed property fund.

Civil Unions and Domestic Partnerships

U.S. Treasury Department regulations provide that for federal tax purposes, the term “spouse” does not include individuals (whether of the opposite sex or the same sex) who have entered into a registered domestic partnership, civil union, or other similar formal relationship that is not denominated as a marriage under the laws of the state where the relationship was entered into, regardless of domicile. As a result, if a Beneficiary of a deceased Owner and the Owner were parties to such a relationship, the Beneficiary will be required by federal tax law to take distributions from the Contract in the manner applicable to non-spouse Beneficiaries and will not be able to continue the Contract.

Please consult with your tax or legal adviser before electing the Spousal Benefit for a civil union partner or domestic partner.

TAXES ON PRUDENTIAL

We will pay company income taxes on the taxable corporate earnings created by this Contract. While we may consider company income taxes when pricing our products, we do not currently include such income taxes in the tax charges you pay under the Contract. We will periodically review the issue of charging for these taxes, and we may charge for these taxes in the future. We reserve the right to impose a charge for taxes if we determine, in our sole discretion, that we will incur a tax as a result of the administration of the Contract, including any tax imposed with respect to the operation of the Separate Account or General Account.

In calculating our corporate income tax liability, we derive certain corporate income tax benefits associated with the investment of company assets, including separate account assets, which are treated as company assets under applicable income tax law. These benefits reduce our overall corporate income tax liability. Under current law, such benefits include foreign tax credits and corporate dividend received deductions. We do not pass these tax benefits through to Participants because (i) the Participants are not the owners of the assets generating these benefits under applicable income tax law and (ii) as described above, we do not currently include company income taxes in the tax charges you pay under the Contract. We reserve the right to change these tax practices.

LEGAL PROCEEDINGS

Prudential is subject to legal and regulatory actions in the ordinary course of our business. Pending legal and regulatory actions include proceedings specific to Prudential and proceedings generally applicable to business practices in the industry in which we operate. Prudential may be subject to class action lawsuits and other litigation involving a variety of issues and allegations involving sales practices, claims payments and procedures, premium charges, policy servicing and breach of fiduciary duty to customers. Prudential may also be subject to litigation arising out of its general business activities, such as its investments, contracts, leases and labor and employment relationships, including claims of discrimination and harassment, and could be exposed to claims or litigation concerning certain business or process patents. In addition, Prudential, along with other participants in the businesses in which it engages, may be subject from time to time to investigations, examinations and inquiries, in some cases industry-wide, concerning issues or matters upon which such regulators have determined to focus.

Prudential’s litigation and regulatory matters are subject to many uncertainties, and given their complexity and scope, their outcome cannot be predicted. In some of Prudential’s pending legal and regulatory actions, parties are seeking large and/or indeterminate amounts, including punitive or exemplary damages. It is possible that Prudential’s results of operations or cash flow in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters depending, in part, upon the results of operations or cash flow for such period. In light of the unpredictability of Prudential’s litigation and regulatory matters, it is also possible that in certain cases an ultimate unfavorable resolution of one or more pending litigation or regulatory matters could have a material adverse effect on Prudential’s financial position.

Management believes, however, that, based on information currently known to it, the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and rights to indemnification, is not likely to have a material adverse effect on: VCA 2; the ability of PIMS to perform its contract with VCA 2; or Prudential’s ability to meet its obligations under VCA 2.

VCA 2 POLICIES

Frequent Trading Policy of VCA 2

31	The Prudential Variable Contract Account-2

VCA 2 seeks to prevent patterns of frequent purchases and redemptions of VCA 2 Units by Contractholders and Participants. The practice of making frequent transfers among variable investment options in response to short-term fluctuations in markets, sometimes called “market timing” or “excessive trading,” can make it very difficult for a portfolio manager to manage an underlying mutual fund’s investments. Frequent transfers may cause the fund to hold more cash than otherwise necessary, disrupt management strategies, increase transaction costs or affect performance. For these reasons, the Contracts were not designed for persons who make programmed, large or frequent transfers. We consider “market timing/excessive trading” to be one or more trades into and out of (or out of and into) the same variable investment option (such as VCA 2) within a rolling 30-day period when each exceeds a certain dollar threshold. Automatic or system-driven transactions, such as contributions or loan repayments by payroll deduction, regularly scheduled or periodic distributions, or periodic rebalancing through an automatic rebalancing program do not constitute prohibited excessive trading and will not be subject to these criteria.

In light of the risks posed by market timing/excessive trading to Participants and other investors, we monitor Contract transactions in an effort to identify such trading practices. We reserve the right to limit the number of transfers in any year for all existing or new Participants, and to take the other actions discussed below. We also reserve the right to refuse any transfer request for a Participant or Participants if: (a) we believe that market timing (as we define it) has occurred; or (b) we are informed by an underlying fund that transfers in its shares must be restricted under its policies and procedures concerning excessive trading (your retirement plan may include investment options other than VCA 2 which are mutual funds or are other contracts that include underlying funds). In furtherance of our general authority to restrict transfers as described above, and without limiting other actions we may take in the future, we have adopted the following specific procedures:

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Warning. Upon identification of activity by a Participant that meets the market-timing criteria, a warning letter will be sent to the Participant. A copy of the warning letter and/or a trading activity report will be provided to the Contractholder.

●

Restriction. A second incidence of activity meeting the market timing criteria within a six-month period will trigger a trade restriction. If permitted by the Contractholder’s adoption of Prudential’s Market Timing/ Excessive Trading policy, if otherwise required by the policy, or if specifically directed by the Contractholder, Prudential will restrict a Participant from trading through the Internet, phone or fax for all investment options available to the Participant. In such case, the Participant will be required to provide written direction via standard (non-overnight) U.S. mail delivery for trades in the Participant Account. The duration of a trade restriction is three months, and may be extended incrementally (three months) if the behavior recurs during the six-month period immediately following the initial restriction.

●

Action by an Underlying Fund. The Fidelity Fund has adopted its own policies and procedures with respect to excessive trading of its shares, and we reserve the right to enforce these policies and procedures. The prospectus for the Fidelity Fund describes any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Under federal securities regulations, we are required to: (1) enter into a written agreement with each portfolio or its principal underwriter that obligates us to provide to the portfolio promptly upon request certain information about the trading activity of individual contract owners, and (2) execute instructions from the portfolio to restrict or prohibit further purchases or transfers by specific contract owners who violate the excessive trading policies established by the portfolio. We reserve the right to impose any such restriction at the fund level, and all Participants under a particular Contract would be impacted. In addition, you should be aware that some portfolios may receive “omnibus” purchase and redemption orders from other insurance companies or intermediaries such as retirement plans. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the portfolios in their ability to apply their excessive trading policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the portfolios (and thus contract owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the portfolios.

A portfolio also may assess a short-term trading fee in connection with a transfer out of the variable investment option investing in that portfolio that occurs within a certain number of days following the date of allocation to the variable investment option. Each portfolio determines the amount of the short-term trading fee and when the fee is imposed. The fee is retained by or paid to the portfolio and is not retained by us. The fee will be deducted from the value of your Units.

The ability of Prudential to monitor for frequent trading is limited for Contracts under which Prudential does not provide the Participant recordkeeping. In those cases, the Contractholder or a third-party administrator maintains the individual Participant records and submits to Prudential only aggregate orders combining the transactions of many Participants. Therefore, Prudential may be unable to monitor investments by individual investors.

Although our transfer restrictions are designed to prevent excessive transfers, they are not capable of preventing every potential occurrence of excessive transfer activity.

FINANCIAL STATEMENTS

The statutory financial statements of Prudential and VCA 2 as of December 31, 2021 and for each of the three years in the period ended December 31, 2021 are included in the SAI.

OTHER INFORMATION

A registration statement under the Securities Act has been filed with the SEC with respect to the Contract. This prospectus does not contain all the information set forth in the registration statement, certain portions of which have been omitted pursuant to the rules and regulations of the SEC. The omitted information may be obtained from the SEC’s principal office in Washington, D.C. upon payment of the fees prescribed by the SEC.

A copy of the SAI, which provides more detailed information about the Contracts, may be obtained without charge by calling Prudential at 1-877-778-2100 or by visiting www.pgim.com/investments/mutual-funds/prospectuses-fact-sheets.

33	The Prudential Variable Contract Account-2

APPENDIX A - PORTFOLIO AVAILABLE UNDER THE CONTRACT

The following is a list of the only portfolio currently available for investment through VCA 2. More information about the Fidelity Fund is available in the prospectus for the Fidelity Fund, which may be amended from time to time and can be requested at no cost by writing us at Prudential Retirement, 30 Scranton Office Park, Scranton, PA 18507, or by calling (877) 778-2100.

The current expenses and performance information below reflects fee and expenses of the Fidelity Fund, but do not reflect the other fees and expenses that VCA 2 may charge. Expenses would be higher and performance would be lower if these other charges were included. The Fidelity Fund’s past performance is not necessarily an indication of future performance.

Portfolio currently available for investment through the VCA 2 Contract:

Investment Objective	Portfolio Name and Adviser/Subadviser	Current Expenses (Initial Class)	Average Annual Total Returns (as of 12/31/2021) (Initial Class)
			1 year	5 year	10 year
Investment results that correspond to the total return of common stocks publicly traded in the United States, as represented by the S&P 500® Index.	VIP Index 500 Portfolio • Adviser: Fidelity Management & Research Company LLC • Subadviser: Geode Capital Management, LLC	0.10%	28.58%	18.34%	16.44%

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35 The Prudential Variable Contract Account-2

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For More Information

This prospectus describes the VCA 2 group variable annuity contract (the Contract) offered by The Prudential Insurance Company of America (Prudential) for use with retirement arrangements qualified under Section 403(b) of the Internal Revenue Code. Contributions under the Contract are invested in The Prudential Variable Contract Account-2 (VCA 2). The Fidelity VIP Index 500 Portfolio, a series of Variable Insurance Products Fund II, is currently available through VCA 2. This prospectus sets forth information about VCA 2 that a prospective investor should consider before investing in the Contract.

We have filed with the Securities and Exchange Commission (the SEC) a Statement of Additional Information (SAI) that includes additional information about the Contract, Prudential, and VCA 2. The SAI is incorporated by reference into this prospectus. You may obtain a copy of the SAI, at no charge, upon request by calling 1-877-778-2100, or by writing to Prudential, c/o Prudential Retirement, 30 Scranton Office Park, Scranton, Pennsylvania 18507. The SAI is also available at the following website: https://www.pgim.com/investments/mutual-funds/prospectuses-fact-sheets.

We file periodic reports and other information about the Contract and VCA 2 as required under the federal securities laws. Those reports and other information about us are available on the SEC’s website at http://www.sec.gov, and copies of reports and other information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.

SEC EDGAR contract identifier: C000027669

37 The Prudential Variable Contract Account-2

The Prudential Insurance Company of America (Prudential) offers the VCA 2 group tax-deferred variable annuity contract issued through The Prudential Variable Contract Account-2 (VCA 2) for use in connection with retirement arrangements that qualify for federal tax benefits under Section 403(b) of the Internal Revenue Code of 1986, as amended. Contributions made on behalf of Participants are invested in VCA 2, a unit investment trust invested in shares of the Fidelity VIP Index 500 Portfolio (the Fidelity Fund), a series of Variable Insurance Products Fund II (VIP).

This Statement of Additional Information is not a prospectus. It includes additional information that you should consider before investing in any of the group variable annuity contracts issued through VCA 2. You may obtain a copy of the prospectus, dated December 19, 2022 (the Prospectus), at no charge by request to Prudential by calling 1-877-778-2100, or by writing to The Prudential Insurance Company of America, c/o Prudential Retirement, 30 Scranton Office Park, Scranton, Pennsylvania 18507. Capitalized or defined terms used in the Prospectus are also incorporated into this Statement of Additional Information.

i

GENERAL INFORMATION ABOUT PRUDENTIAL AND VCA 2

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Prudential is a New Jersey stock life insurance company that has been doing business since October 13, 1875. Prudential is licensed to sell life insurance and annuities in the District of Columbia, Guam, Puerto Rico, U.S. Virgin Islands, and in all states. Prudential is a wholly-owned subsidiary of Prudential Financial, a New Jersey insurance holding company.

Prudential has developed long-term savings and retirement products, which are distributed through its affiliated broker-dealer company, PIMS.

Neither Prudential Financial nor any of its subsidiaries are affiliated in any manner with Prudential plc, a company incorporated in the United Kingdom. As Prudential’s ultimate parent, Prudential Financial exercises significant influence over the operations and capital structure of Prudential. However, neither Prudential Financial nor any other related company has any legal responsibility to pay amounts that Prudential may owe under the contract or policy.

VCA 2

Prudential offers the VCA 2 group tax-deferred variable annuity contract issued through The Prudential Variable Contract Account-2 (VCA 2) for use in connection with retirement arrangements that qualify for federal tax benefits under Section 403(b) of the Internal Revenue Code of 1986, as amended. Contributions made on behalf of Participants are invested in VCA 2. VCA 2 is registered with the SEC as a unit investment trust, which is a type of investment company. VCA 2 was established by Prudential on February 16, 1968, under New Jersey Insurance Law as a variable contract account. VCA 2 meets the definition of a “separate account” under federal securities laws.

ADMINISTRATION

The assets of VCA 2 are invested in shares of the Fidelity VIP Index 500 Portfolio, a series of VIP. The prospectus and statement of additional information of VIP describe the investment management and administration of the Fidelity VIP Index 500 Portfolio.

Prudential is responsible for the administrative and recordkeeping functions of VCA 2 and pays the expenses associated with them. These functions include enrolling Participants, receiving and allocating contributions, maintaining Participants’ Accumulation Accounts, preparing and distributing confirmations, statements, and reports. The administrative and recordkeeping expenses borne by Prudential include salaries, rent, postage, telephone, travel, legal, actuarial and accounting fees, office equipment, stationery and maintenance of computer and other systems.

An annual account charge for administrative expenses of not greater than $30 may be assessed against a Participant’s Accumulation Account. The annual account charge amount varies with each VCA 2 group variable annuity contract described in the Prospectus, but which is not more than $30 for any accounting year. The following table identifies, for the three most recent fiscal years, the amount of annual charges collected by Prudential.

Annual Account Charges
	2021	2020	2019
	$3,129	$3,658	$3,747

VCA 2 is subject to a maximum daily charge that is equal to an effective annual rate of 0.375% of its assets. All of this charge is for administrative expenses not covered by the annual account charge. The following table identifies, for the three most recent fiscal years, the daily charges received by Prudential.

1

Daily Charges
	2021	2020	2019
	$972,704	$771,902	$779,914

No sales charge is deducted from contributions, meaning that the entire amount of a contribution is invested in VCA 2. Although Prudential has no present intention to do so, please note that Prudential reserves the right in the future to impose or deduct a maximum sales charge of 2.5% from contributions.

NON-PRINCIPAL RISKS OF INVESTING IN VCA 2

CYBER SECURITY RISK. With the increasing use of technology and computer systems in general and, in particular, the Internet to conduct necessary business functions, VCA 2 is susceptible to operational, information security and related risks. These risks, which are often collectively referred to as “cyber security” risks, may include deliberate or malicious attacks, as well as unintentional events and occurrences. Cyber security is generally defined as the technology, operations and related protocol surrounding and protecting a user’s computer hardware, network, systems and applications and the data transmitted and stored therewith. These measures ensure the reliability of a user’s systems, as well as the security, availability, integrity, and confidentiality of data assets.

Deliberate cyber attacks can include, but are not limited to, gaining unauthorized access to computer systems in order to misappropriate and/or disclose sensitive or confidential information; deleting, corrupting or modifying data; and causing operational disruptions. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (in order to prevent access to computer networks). In addition to deliberate breaches engineered by external actors, cyber security risks can also result from the conduct of malicious, exploited or careless insiders, whose actions may result in the destruction, release or disclosure of confidential or proprietary information stored on an organization’s systems.

Cyber security failures or breaches, whether deliberate or unintentional, arising from VCA 2’s third-party service providers (e.g., custodians, financial intermediaries, transfer agents), subadvisers, shareholder usage of unsecure systems to access personal accounts, as well as breaches suffered by the issuers of securities in which VCA 2 invests, may cause significant disruptions in the business operations of VCA 2. Potential impacts may include, but are not limited to, potential financial losses for VCA 2 and the issuers’ securities, the inability of shareholders to conduct transactions with VCA 2, an inability of VCA 2 to calculate unit values, and disclosures of personal or confidential shareholder information.

In addition to direct impacts on participants, cyber security failures by VCA 2 and/or their service providers and others may result in regulatory inquiries, regulatory proceedings, regulatory and/or legal and litigation costs to VCA 2, and reputational damage. VCA 2 may incur reimbursement and other expenses, including the costs of litigation and litigation settlements and additional compliance costs. VCA 2 may also incur considerable expenses in enhancing and upgrading computer systems and systems security following a cyber security failure.

The rapid proliferation of technologies, as well as the increased sophistication and activities of organized crime, hackers, terrorists, and others continue to pose new and significant cyber security threats. Although VCA 2 and its service providers and subadvisers may have established business continuity plans and risk management systems to mitigate cyber security risks, there can be no guarantee or assurance that such plans or systems will be effective, or that all risks that exist, or may develop in the future, have been completely anticipated and identified or can be protected against. Furthermore, VCA 2 cannot control or assure the efficacy of the cyber security plans and systems implemented by third-party service providers, the subadvisers, and the issuers in which VCA 2 invests.

FOREIGN MARKET DISRUPTION AND GEOPOLITICAL RISKS. International wars or conflicts and geopolitical developments in foreign countries, along with instability in regions such as Asia, Eastern Europe, and the Middle East, possible terrorist attacks in the United States or around the world, public health epidemics such as the outbreak of infectious diseases like the recent global outbreak of the

The MEDLEY Program 2

COVID-19 or the 2014–2016 outbreak in West Africa of the Ebola virus, and other similar events could adversely affect the U.S. and foreign financial markets and may cause further long-term economic uncertainties in the United States and worldwide generally.

SALE OF GROUP VARIABLE ANNUITY CONTRACTS

INFORMATION ABOUT CONTRACT SALES

Prudential offers the Contracts on a continuous basis through Corporate Office, regional home office and group sales office employees in those states in which the Contracts may be lawfully sold. It may also offer the Contracts through licensed insurance brokers and agents, or through appropriately registered direct or indirect subsidiary(ies) of Prudential, provided clearances to do so are secured in any jurisdiction where such clearances may be necessary or desirable.

The table below sets forth, for VCA 2’s three most recent fiscal years, the amounts received by Prudential as sales charges in connection with the sale of these contracts, and the amounts credited by Prudential to other broker-dealers in connection with such sales.

Sales Charges Received and Amounts Credited

	2021	2020	2019

Sales Charges Received by Prudential	—	—	—

Amounts Credited by Prudential to Other Broker-Dealers	$13,433	$10,699	$10,943

3

FINANCIAL STATEMENTS

FINANCIAL STATEMENTS OF VCA 2 & FINANCIAL STATEMENTS FOR THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Financial statements for Prudential as well as for VCA 2 are included on the following pages. Such financial statements have been audited by [     ], an independent registered public accounting firm whose report thereon is included in the annual report, for the fiscal period ended December 31, 2021. [     ]’s principal business address is [     ].

The statutory financial statements for Prudential included herein should be distinguished from the financial statements for VCA 2, and should be considered only as bearing upon the ability of Prudential to meet its obligations under the Contract.

The MEDLEY Program 4

PART C—OTHER INFORMATION

ITEM 27. EXHIBITS

(a)	Resolution of the Board of Directors of The Prudential Insurance Company of America (“Prudential”) establishing The Prudential Variable Contract Account-2.	Incorporated by Reference to Exhibit (1) to Post-Effective Amendment No. 54 to this Registration Statement filed April 30, 1999.

(b)	Form of Custodian Agreement with Investors Fiduciary Trust Company.	Incorporated by Reference to Exhibit (3) to Post-Effective Amendment No. 52 to this Registration Statement filed via EDGAR on April 29, 1998.

(c)	Agreement for the Sale of VCA 2 Contracts between Prudential, The Prudential Variable Contract Account-2 and Prudential Investment Management Services LLC.	Incorporated by Reference to Exhibit 5(iv) to Post-Effective Amendment No. 50 to this Registration Statement filed February 28, 1997.

(d)	(1) Specimen copy of group variable annuity contract Form GVA-120, with State modifications.	Incorporated by Reference to Exhibit 6(i) to Post-Effective Amendment No. 50 to this Registration Statement filed February 28, 1997.

	(2) Specimen copy of Group Annuity Amendment Form GAA-7764 for tax-deferred annuities Registration Statement.	Incorporated by Reference to Exhibit 6(ii) to Post-Effective Amendment No. 50 to this Registration Statement filed February 28, 1997.

	(3) Specimen copy of Group Annuity Amendment Form GAA-7852 for tax-deferred annuities	Incorporated by Reference to Exhibit 6(iii) to Post-Effective Amendment No. 50 to this Registration Statement filed February 28, 1997.

(e)	Application form.	Incorporated by Reference to Exhibit 7 to Post-Effective Amendment No. 50 to this Registration Statement filed February 28, 1997.

(f)	(1) Copy of the Charter of Prudential, as amended and restated as of July 19, 2004.	Incorporated by reference to Exhibit 6(a) to Post-Effective Amendment No. 23 to the Registration Statement of Prudential Discovery Select Group Variable Contract Account filed April 11, 2016 (File No. 333-23271).

	(2) Copy of the By-Laws of Prudential, as amended as of November 14, 2017.	Incorporated by reference to Post-Effective Amendment No. 25 to the Registration Statement of Prudential Discovery Select Group Variable Contract Account filed April 10, 2018 (File No. 333-23271).

(g)	(1) PICA FSS Administrative Services Agreement between The Prudential Insurance Company of America and Great-West Life & Annuity Insurance Company.	Incorporated by reference to Exhibit (g)(1) to Post-Effective Amendment No. 33 to the Registration Statement of Prudential Discovery Select Group Variable Contract Account filed April 14, 2022 (File No. 333-23271).

	(2) Administrative Services Agreement between The Prudential Insurance Company of America and Great-West Life & Annuity Insurance Company of New York.	Incorporated by reference to Exhibit (g)(2) to Post-Effective Amendment No. 33 to the Registration Statement of Prudential Discovery Select Group Variable Contract Account filed April 14, 2022 (File No. 333-23271).

	(3) PICA FSS Reinsurance Agreement between The Prudential Insurance Company of America and Great-West Life & Annuity Insurance Company.	Incorporated by reference to Exhibit (g)(3) to Post-Effective Amendment No. 33 to the Registration Statement of Prudential Discovery Select Group Variable Contract Account filed April 14, 2022 (File No. 333-23271).

	(4) PICA FSS Reinsurance Agreement between The Prudential Insurance Company of America and Great-West Life & Annuity Insurance Company of New York.	Incorporated by reference to Exhibit (g)(4) to Post-Effective Amendment No. 33 to the Registration Statement of Prudential Discovery Select Group Variable Contract Account filed April 14, 2022 (File No. 333-23271).

(h)	Participation Agreements.	To be filed by amendment.

(i)	(1) Investment Accounting Agreement between Prudential and Investors Fiduciary Trust Company.	Incorporated by reference to Exhibit 11(ii) to Post-Effective Amendment No. 55 to this Registration Statement filed on April 28, 2000.

	(2) First Amendment to Investment Accounting Agreement between Prudential and Investors Fiduciary Trust Company.	Incorporated by reference to Exhibit 11(iii) to Post-Effective Amendment No. 55 to this Registration Statement filed on April 28, 2000.

	(3) Second Amendment to Investment Accounting Agreement between Prudential and Investors Fiduciary Trust Company.	Incorporated by reference to Exhibit 11(iv) to Post-Effective Amendment No. 55 to this Registration Statement filed on April 28, 2000.

(j)	Pledge Agreement between Goldman, Sachs & Co., Prudential and Investors Fiduciary Trust Company.	Incorporated by reference to Exhibit 11(i) to Post-Effective Amendment No. 55 to this Registration Statement filed on April 28, 2000.

(k)	Opinion and Consent of Counsel.	Incorporated by reference to Exhibit 12 to Post-Effective Amendment No. 59 to this Registration Statement filed on April 26, 2002.

(l)	(1) Consent of independent registered public accounting firm.	To be filed by amendment.

	(2) Powers of Attorney for Directors and Officers of Prudential.	Incorporated by reference to Exhibit (n)(3) to Post-Effective Amendment No. 79 to this Registration Statement filed on February 7, 2022.

(m)	Omitted Financial Statements	N/A

(n)	Initial Capital Agreements	N/A

(o)	Form of Initial Summary Prospectuses.	N/A

ITEM 28. DIRECTORS AND OFFICERS OF DEPOSITOR

Name and Principal Business Address	Position and Offices with Depositor
Charles F. Lowrey	Director and Chairman of the Board, Chief Executive Officer and President
Robert M. Falzon	Director and Vice Chair of the Board
Ann M. Kappler	Executive Vice President and General Counsel
Kenneth Y. Tanji	Executive Vice President and Chief Financial Officer
Scott G. Sleyster	Executive Vice President and Head of International Businesses
Andrew F. Sullivan	Executive Vice President and Head of U.S. Businesses
Lucien A. Alziari	Executive Vice President and Chief Human Resources Officer
Stacey Goodman	Executive Vice President and Chief Information Officer
Candace J. Woods	Senior Vice President and Chief Actuary
Nicholas C. Silitch	Senior Vice President and Chief Risk Officer
Timothy L. Schmidt	Senior Vice President and Chief Investment Officer
Thomas J. Baltimore, Jr.	Director
Gilbert F. Casellas	Director
Martina Hund-Mejean	Director
Wendy E. Jones	Director
Karl J. Krapek	Director
Peter R. Lighte	Director
George Paz	Director

Sandra Pianalto	Director
Christine A. Poon	Director
Douglas A. Scovanner	Director
Michael A. Todman	Director

ITEM 29. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH DEPOSITOR OR REGISTRANT

The Registrant is a separate account of Prudential, a stock life insurance company organized under the laws of the State of New Jersey. Prudential has been doing business since 1875. Prudential is an indirect subsidiary of Prudential Financial, Inc. (Prudential Financial), a New Jersey insurance holding company. The subsidiaries of Prudential Financial are listed under Exhibit 21.1 of the Annual Report on Form 10-K of Prudential Financial (Registration No. 001-16707), filed on February 17, 2022, the text of which is hereby incorporated by reference.

In addition to the subsidiaries shown on the Organization Chart, Prudential holds all of the voting securities of Prudential’s Gibraltar Fund, Inc., a Maryland corporation, in three of its separate accounts. Prudential also holds directly and in three of its other separate accounts, shares of The Prudential Series Fund, a Delaware trust. The balance are held in separate accounts of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey, wholly-owned subsidiaries of Prudential. Registrant may also be deemed to be under common control with The Prudential Variable Contract Account-10, The Prudential Variable Contract Account-11 and The Prudential Variable Contract Account-24, each a separate account of Prudential. All of the separate accounts referred to above are unit investment trusts registered under the Investment Company Act of 1940. Prudential’s Gibraltar Fund, Inc. and The Prudential Series Fund are registered as open-end, diversified management investment companies under the Investment Company Act of 1940. The shares of these investment companies are voted in accordance with the instructions of persons having interests in the unit investment trusts, and Prudential, Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey vote the shares they hold directly in the same manner that they vote the shares that they hold in their separate accounts.

Prudential is a New Jersey stock life insurance company. Its financial statements have been prepared in conformity with generally accepted accounting principles, which include statutory accounting practices prescribed or permitted by state regulatory authorities for insurance companies.

ITEM 30. INDEMNIFICATION

The Registrant, in conjunction with certain affiliates, maintains insurance on behalf of any person who is or was a trustee, director, officer, employee, or agent of the Registrant, or who is or was serving at the request of the Registrant as a trustee, director, officer, employee or agent of such other affiliated trust or corporation, against any liability asserted against and incurred by him or her arising out of his or her position with such trust or corporation.

New Jersey, being the state of organization of Prudential, permits entities organized under its jurisdiction to indemnify directors and officers with certain limitations. The relevant provisions of New Jersey law permitting indemnification can be found in Section 14A:3-5 of the New Jersey Statutes Annotated. The text of Prudential’s By-law Article VII, Section  1, which relates to indemnification of officers and directors, is incorporated by reference to Post-Effective Amendment No.  25 to the Registration Statement of Prudential Discovery Select Group Variable Contract Account filed April 10, 2018 (File No. 333-23271).

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the Act) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 31. PRINCIPAL UNDERWRITER

(a) Prudential Investment Management Services LLC (PIMS)

PIMS is distributor for PGIM ETF Trust, The Prudential Investment Portfolios, Inc., Prudential Investment Portfolios 2, Prudential Investment Portfolios 3, Prudential Investment Portfolios Inc. 14, Prudential Investment Portfolios 4, Prudential Investment Portfolios 5, Prudential Government Money Market Fund, Inc., Prudential Investment Portfolios 6, Prudential National Muni Fund, Inc., Prudential Jennison Blend Fund, Inc., Prudential Jennison Mid-Cap Growth Fund, Inc., Prudential Investment Portfolios 7, Prudential

Investment Portfolios 8, Prudential Jennison Small Company Fund, Inc., Prudential Investment Portfolios 9, Prudential World Fund, Inc., Prudential Investment Portfolios, Inc. 10, Prudential Jennison Natural Resources Fund, Inc., Prudential Global Total Return Fund, Inc., Prudential Investment Portfolios 12, Prudential Investment Portfolios, Inc. 15, Prudential Investment Portfolios 16, Prudential Investment Portfolios, Inc. 17, Prudential Investment Portfolios 18, Prudential Sector Funds, Inc. Prudential Short-Term Corporate Bond Fund, Inc., The Target Portfolio Trust, and The Prudential Series Fund.

PIMS is also distributor of the following other investment companies: Separate Accounts: Prudential’s Gibraltar Fund, Inc., The Prudential Variable Contract Account-2, The Prudential Variable Contract Account-10, The Prudential Variable Contract Account-11, The Prudential Variable Contract Account-24, The Prudential Variable Contract GI-2, The Prudential Discovery Select Group Variable Contract Account, The Pruco Life Flexible Premium Variable Annuity Account, The Pruco Life of New Jersey Flexible Premium Variable Annuity Account, The Prudential Individual Variable Contract Account, The Prudential Qualified Individual Variable Contract Account and PRIAC Variable Contract Account A.

(b) The following table sets forth information regarding certain officers of PIMS. As a limited liability company, PIMS has no directors.

Name and Principal Business Address	Positions and Offices with Underwriter
Adam Scaramella(1)	President
Monica Oswald(3)	Executive Vice President
Stuart S. Parker(2)	Executive Vice President
Scott E. Benjamin(2)	Vice President
Francine Boucher(1)	Senior Vice President, Chief Legal Officer and Secretary
Peter J. Boland(2)	Senior Vice President and Chief Administrative Officer
John N. Christolini(3)	Senior Vice President and Co-Chief Compliance Officer
Robert Smit(2)	Senior Vice President, Comptroller and Chief Financial Officer
Hansjerg Schlenker(2)	Senior Vice President and Chief Operations Officer
Lenore J Paoli(3)	Senior Vice President and Chief Risk Officer
Peter Puzio(3)	Senior Vice President
Kevin Chaillet(1)	Treasurer
Jonathan Corbett(4)	Vice President and Anti-Money Laundering Officer

Principal Business Addresses:

(1)	213 Washington Street, Newark, NJ 07102

(2)	655 Broad Street, Newark, NJ 07102

(3)	280 Trumbull Street, Hartford, CT 06103

(4)	751 Broad Street, Newark NJ, 07102

(c) With respect to compensation received by PIMS, directly or indirectly, from Registrant, reference is made to the sections entitled “Prudential” and “Contract Charges” in the prospectus (Part A of this Registration Statement) and “Sale & Distribution” in the Statement of Additional Information (Part B of this Registration Statement).

ITEM 32. LOCATION OF ACCOUNTS AND RECORDS

The names and addresses of the persons who maintain physical possession of the accounts, books and documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder are provided in The Prudential Variable Contract Account-2’s most recent report on Form N-CEN.

ITEM 33. MANAGEMENT SERVICES

Not Applicable.

ITEM 34. FEE REPRESENTATION

Prudential certifies that it has determined that the fees and charges deducted under The Prudential Variable Contract Account-2 group variable annuity contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Prudential.

REPRESENTATION PURSUANT TO NO-ACTION LETTER

Restrictions on withdrawal under Section 403(b) Contracts are imposed in reliance upon, and in compliance with, a no-action letter issued by the Chief of the Office of Insurance Products and Legal Compliance of the Securities and Exchange Commission to the American Council of Life Insurance on November 28, 1988.

REPRESENTATION PURSUANT TO RULE 6c-7

Registrant represents that it is relying upon Rule 6c-7 under the Investment Company Act of 1940 in connection with the sale of its group variable contracts to participants in the Texas Optional Retirement Program. Registrant also represents that it has complied with the provisions of paragraphs (a)—(d) of the Rule.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Newark, and State of New Jersey, on this 29th day of September, 2022.

THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT-2 (Registrant)

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA (Depositor)

/s/ Allen La Tournous

Vice President

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following Directors and Officers of The Prudential Insurance Company of America in the capacities and on the dates indicated.

Signature	Title	Date

*Charles F. Lowrey	President, CEO, Chairman and Director

*Thomas J. Baltimore	Director

*Gilbert F. Casellas	Director

*Robert M. Falzon	Vice Chair and Director

*Wendy E. Jones	Director

*Martina Hund-Mejean	Director

*Karl J. Krapek	Director

*Peter R. Lighte	Director

*George Paz	Director

*Sandra Pianalto	Director

*Christine A. Poon	Director

*Douglas A. Scovanner	Director

*Michael A. Todman	Director

*Robert D. Axel	Senior Vice President, Controller and Principal Accounting Officer

*Kenneth Y. Tanji	Executive Vice President and Chief Financial Officer

* By: /s/ Patrick McGuinness Patrick McGuinness	Attorney-in-Fact	September 29, 2022